UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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deCODE genetics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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deCODE genetics, Inc.
Sturlugata 8
IS-101 Reykjavik, Iceland

April 7, 2006

To the stockholders of deCODE genetics, Inc.:

You are cordially invited to attend the 2006 Annual Meeting of Stockholders of deCODE genetics, Inc., a Delaware corporation, to be held at the offices of deCODE genetics, Inc., 2501 Davey Road, Woodridge, Illinois, on May 9, 2006 at 10:00 a.m. local time. We have enclosed a (i) Notice of Annual Meeting, (ii) Proxy Statement, and (iii) proxy card. We have also enclosed our 2005 Annual Report and a return envelope for your proxy card.

At the Annual Meeting you will be asked to elect two directors to our Board of Directors, ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, and consider and vote upon a proposal to approve the deCODE genetics, Inc. 2006 Equity Incentive Plan. Your vote is important. We urge you to complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope, whether or not you plan to attend the Annual Meeting. If you attend the Annual Meeting, you may vote in person, even if you previously returned your proxy card.

We look forward to seeing you at the Annual Meeting.

Sincerely,
KARI STEFANSSON
Chairman, Chief Executive Officer
and President

deCODE genetics, Inc.
Sturlugata 8
IS-101 Reykjavik, Iceland

Notice of Annual Meeting of Stockholders
To Be Held on May 9, 2006

The 2006 Annual Meeting of Stockholders of deCODE genetics, Inc. will be held at the offices of deCODE genetics, Inc., 2501 Davey Road, Woodridge, Illinois, on May 9, 2006 at 10:00 a.m. local time, for the following purposes:

(1)   To elect two Class II directors to hold office for a term of three years and until their successors have been duly elected and qualify;

(2)   To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006;

(3)   To consider and vote upon a proposal to approve the deCODE genetics, Inc. 2006 Equity Incentive Plan; and

(4)   To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on March 31, 2006 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal.

All stockholders are asked to complete, sign and date the enclosed proxy card and return it promptly by mail in the enclosed self-addressed return envelope, which does not require postage if mailed in Iceland or the United States.

By Order of the Board of Directors,
KARI STEFANSSON
Chairman, Chief Executive Officer
and President

April 7, 2006

deCODE genetics, Inc.
Sturlugata 8
IS-101 Reykjavik, Iceland

Proxy Statement For Annual Meeting

General Information

This Proxy Statement is furnished by the Board of Directors of deCODE genetics, Inc., a Delaware corporation, in connection with the solicitation of proxies to be used at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the offices of deCODE genetics, Inc., 2501 Davey Road, Woodridge, Illinois, on May 9, 2006 at 10:00 a.m. local time, and at any adjournment thereof. This Proxy Statement and the accompanying Annual Report, Notice of Annual Meeting and proxy card are being mailed to stockholders on or about April 7, 2006. Our principal executive offices are located at Sturlugata 8, IS-101 Reykjavik, Iceland.

Stockholders Entitled To Vote

Only stockholders of record at the close of business on March 31, 2006 will be entitled to vote at the Annual Meeting and at all adjournments thereof.

On March 31, 2006, there were outstanding and entitled to vote 55,491,204 shares of our common stock, $0.001 par value per share. Each outstanding share of our common stock is entitled to one vote on each matter to be voted upon.

In order to carry on the business of the Annual Meeting, we must have a quorum. This means the holders of at least a majority of our common stock must be represented at the Annual Meeting, either by proxy or in person. Votes that are withheld, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

Directors are elected by a plurality vote. The other actions proposed herein may be taken upon the affirmative vote of the majority of shares of common stock represented at the Annual Meeting either by proxy or in person, provided a quorum is present in person or by proxy. The vote required to approve any other matter that may be properly brought before the Annual Meeting will be determined in accordance with the Delaware General Corporation Law. Only votes cast “for” a matter will constitute affirmative votes. Votes that are withheld or abstentions, because they are not cast “for” a particular proposal, will have the same effect as negative votes or votes cast “against” such proposal. Proxies submitted by brokers that do not indicate a vote for some of the proposals because such brokers do not have discretionary voting authority on those proposals and have not received instructions from their customers on those proposals (i.e., broker non-votes) are not considered to be shares present for the purpose of calculating the vote on such proposals and will not affect the outcome of proposals which require the affirmative vote of a majority of shares represented at the Annual Meeting. Votes cast, either in person or by proxy, will be tabulated by The Bank of New York, our transfer agent.

How To Vote

Our Board of Directors is asking for your proxy. Giving us your proxy by properly signing and returning the accompanying proxy card means you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote from one or both of our director nominees. You may also vote for or against each of the other proposals, or abstain from voting. We will vote as you direct.

If a proxy is properly given by a stockholder and is not revoked, the shares represented thereby will be voted at the Annual Meeting in the manner specified on the proxy card, or if no manner is specified with respect to any matter therein, such shares will be voted by the persons designated therein (i) “FOR” the election of the Class II director nominees, (ii) “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006, (iii) “FOR” the approval of the deCODE genetics, Inc. 2006 Equity Incentive Plan, and (iv) in connection with the transaction of such other business as may properly be brought before the Annual Meeting, in accordance with the judgment of the person or persons voting the proxy. If one of the director nominees is unable to serve, or for good cause will not serve, an event that we do not anticipate, the shares represented by the accompanying proxy card will be voted for a substitute nominee designated by the Board of Directors, or the Board of Directors may determine not to elect two Class II directors at the Annual Meeting.

You may receive more than one proxy card depending on how you hold your shares. Shares registered in your name are covered by one card. However, if you hold shares through someone else, such as a stockbroker, you may receive material from them asking how you want to vote. Each such proxy card should be signed and returned to assure that all of your shares are voted.

Changing Your Vote

You may revoke your proxy at any time before it is voted by (i) giving notice of revocation in writing to the Secretary of deCODE, (ii) duly executing and delivering to the Secretary of deCODE a proxy card bearing a later date, or (iii) voting in person at the Annual Meeting. However, your mere presence at the Annual Meeting does not revoke the proxy.

Stockholder Proposals for the 2007 Annual Meeting of Stockholders

Any stockholder desiring to present a proposal for inclusion in deCODE’s proxy statement or form of proxy card relating to the 2007 Annual Meeting of Stockholders must advise the Secretary of deCODE at our offices located at Sturlugata 8, IS-101 Reykjavik, Iceland of such intention in writing by December 8, 2006. Pursuant to our bylaws, any stockholder intending to propose a matter at the 2007 Annual Meeting of Stockholders, but not requesting that such matter be included in the proxy statement or form of proxy relating to the 2007 Annual Meeting, must advise the Secretary of deCODE at our offices located at Sturlugata 8, IS-101 Reykjavik, Iceland of such intention in writing by December 8, 2006. If deCODE does not receive such notice by that date, the notice will be considered untimely. Our proxy card for the 2007 Annual Meeting of Stockholders will grant discretionary authority to the persons named therein to exercise their voting discretion with respect to any matter of which we do not receive timely notice.

PROPOSAL 1

ELECTION OF DIRECTORS

Our certificate of incorporation requires that the Board of Directors be divided into three classes. The members of each class of directors serve for staggered three-year terms. Class I consists of Linda Buck, whose term will expire at the Annual Meeting of Stockholders in 2008. Class II consists of J. Neal Armstrong and James R. Beery, whose terms will expire at the Annual Meeting. Class III consists of Kari Stefansson and Terrance McGuire, whose terms will expire at the Annual Meeting of Stockholders in 2007. The directors hold office until the expiration of their respective terms and until their respective successors are elected and qualify, or until death, resignation or removal.

Director Nominees

The nominees for election to the Board of Directors are:

J. Neal Armstrong, 67, has served as a director since October 2003. He currently serves as Chairman of our Audit Committee and a member of our Compensation and Nominating and Corporate Governance Committees. Mr. Armstrong joined Aspect Medical Systems, Inc., a developer and manufacturer of an anesthesia monitoring system,  in 1996 and served as Vice President, Chief Financial Officer, Secretary and Treasurer until January 2005. He currently serves as Vice President of Investor Relations of Aspect. Prior to joining Aspect, Mr. Armstrong served as Vice President of Finance, Chief Financial Officer and as a director of Haemonetics, Inc., a manufacturer of blood processing systems, and as Vice President of Finance and Administration, Treasurer and Chief Financial Officer at BTU International, a manufacturer of thermal processing systems. In addition, he served for 14 years in senior operating and financial positions at Texas Instruments, Inc., an electronics company. Mr. Armstrong is a director of TissueLink Medical, Inc. and serves as Chairman of the TissueLink Audit Committee. Mr. Armstrong holds a bachelor’s degree in accounting from the University of Texas and is a certified public accountant.

James R. Beery, 64, has served as a director since April 2004. He currently serves as Chairman of our Nominating and Corporate Governance Committee and a member of our Audit and Compensation Committees. Mr. Beery has served since March 2002 as Senior Of Counsel in the London office of Covington & Burling, an international law firm based in Washington, D.C. Prior to his retirement in June 2001, Mr. Beery served as Senior Vice President and General Counsel of GlaxoSmithKline plc, a UK-based global pharmaceutical company. From 1993 until the formation of the merged company GlaxoSmithKline in December 2000, Mr. Beery served as Senior Vice President, General Counsel and Corporate Secretary of SmithKline Beecham plc. Mr. Beery holds an A.B. from Harvard College and a J.D. from Stanford Law School. He is currently a director of Martek Biosciences Corporation and Orchid Cellmark Inc.

The Board of Directors recommends that you cast your vote FOR the election of the above named nominees to serve as the Class II Directors.

Directors

Our current directors whose terms will extend beyond the Annual Meeting are:

Kari Stefansson, M.D., Dr. Med., 57, has served as our President, Chief Executive Officer and a director since he co-founded deCODE in August 1996. Dr. Stefansson was appointed to serve as the Chairman of our Board of Directors in December 1999. He also served as our Secretary from August 1996 to March 2001. From 1993 until April 1997, Dr. Stefansson was a Professor of Neurology, Neuropathology and Neuroscience at Harvard University. In addition, from 1993 through December 1996 he was Director of Neuropathology at Beth Israel Hospital in Boston, Massachusetts. From 1983 to 1993, he held faculty positions in Neurology, Neuropathology and Neurosciences at the University of Chicago. Dr. Stefansson received his M.D. and Dr. Med. from the University of Iceland in 1976 and 1986, respectively.

Terrance G. McGuire, 50, has served as a director since August 1996 and as Vice-Chairman of the Board of Directors since April 2000. He currently serves as Chairman of our Compensation Committee and as a member of our Audit and Nominating and Corporate Governance Committees. He served as our Assistant Secretary from January 1998 to October 2000. Since March 1996, he has been a Founding General Partner of Polaris Venture Partners. Since 1992, he has served as a general partner of Alta V Management Partners L.P., which is the general partner of Alta V Limited Partnership. He is a director of several private healthcare and information technology companies. Mr. McGuire received his B.S. in Physics and Economics from Hobart College, his M.S. in Engineering from Dartmouth College and his M.B.A. from the Harvard Business School.

Linda Buck, Ph.D., 59, joined our Board of Directors in December 2005. Dr. Buck is an Investigator of the Howard Hughes Medical Institute, Associate Director of Basic Sciences at Fred Hutchinson Cancer Research Center, and an Affiliate Professor of Physiology and Biophysics at the University of Washington. Prior to joining the Fred Hutchinson Cancer Research Center in 2002, she was a Professor of Neurobiology at Harvard Medical School. Dr. Buck holds B.S. degrees in psychology and microbiology from the University of Washington, and she received her Ph.D. in immunology from the University of Texas Southwestern Medical Center at Dallas. Dr. Buck is the author of numerous scientific publications and the recipient of many honors and awards for her research, including a Nobel Prize in Physiology or Medicine in 2004 for her discoveries on the workings of the olfactory system.

Director Compensation

The Board of Directors has adopted a policy for compensating directors who are not also employees. Pursuant to this policy, we pay each director (i) an annual retainer of $12,000 (or a pro rated portion of such amount in case of a partial term), (ii) $2,000 for each board meeting that he or she attends, whether personally or by telephone, (iii) $2,000 for each Nominating and Corporate Governance Committee and Compensation Committee meeting that he or she attends (excluding meetings held in conjunction with a Board meeting), (iv) $500 for each standing telephonic Nominating and Corporate Governance Committee and Compensation Committee meeting that he or she attends, (v) $3,000 per fiscal quarter for his or her attendance at Audit Committee meetings during that quarter, and (vi) $2,000 per day for each other day on which he or she provides services to deCODE at deCODE’s request. In addition, in accordance with this policy we grant (i) to each director a non-qualified stock option to purchase 60,000 shares (or a pro rated portion of such amount in case of a partial term) of our common stock at a price equal to the closing price of the stock as reported on The Nasdaq National Market on the day prior to such director’s election or appointment to the Board of Directors, with such option to vest in three equal annual installments over the course of the director’s term, (ii) annually to the chairman of the Audit Committee a number of shares of restricted stock having a fair market value on the date of grant (based on the closing price of our common stock as reported on The Nasdaq National Market on the day prior to the annual meeting of stockholders for that year) of $24,000 (or a pro rated portion of such amount in case of a partial term), with one quarter of such restricted stock to vest immediately and the remainder to vest in three equal installments on the last day of each fiscal quarter following the quarter in which the grant is made, and (iii) annually to each member of the Audit Committee (other than the Chairman), a number of shares of restricted stock having a fair market value on the date of grant (based on the closing price of our common stock as reported on The Nasdaq National Market on the day prior to the annual meeting of stockholders for that year) of $16,000 (or a pro rated portion of such amount in case of a partial term), with one quarter of such restricted stock to vest immediately and the remainder to vest in three equal installments on the last day of each fiscal quarter following the fiscal quarter in which the grant is made.

In addition to the compensation described above, we reimburse all directors for their expenses incurred in connection with attendance at Board and committee meetings, including $1,000 for each Board or committee meeting that he or she attends for which long-distance travel was required.

All stock options and shares of restricted stock granted to the Board of Directors in 2005 were granted under our 2002 Equity Incentive Plan.

From December 2004 to May 2005, we were a party to a Consultancy Agreement with Dr. Goran Ando, a former director, pursuant to which Dr. Ando performed consulting services in the field of drug development from time to time as requested by deCODE. We paid Dr. Ando $7,500 for services rendered in 2005.

Board Committees

The Board of Directors has (i) an Audit Committee, (ii) a Compensation Committee, and (iii) a Nominating and Corporate Governance Committee. The Board of Directors has adopted written charters for each of the committees, copies of which are available on our website at www.deCODE.com.

Audit Committee

The Audit Committee oversees our accounting and financial reporting processes and the audits of the financial statements, and is responsible for the appointment, compensation, retention and oversight of independent accountants. The current members of the Audit Committee are J. Neal Armstrong, James R. Beery and Terrance G. McGuire. All members of our Audit Committee are “independent” as defined by the listing standards of The Nasdaq Stock Market and within the meaning of applicable regulations of the Securities and Exchange Commission.

Compensation Committee

The Compensation Committee reviews and approves all matters concerning the compensation of our employees, officers and consultants in accordance with the policies of our Board of Directors and administers our 1996 Equity Incentive Plan and our 2002 Equity Incentive Plan. The current members of our Compensation Committee are Mr. McGuire, Mr. Armstrong and Mr. Beery. All members of our Compensation Committee are “independent” as defined by the listing standards of The Nasdaq Stock Market and within the meaning of applicable regulations of the Securities and Exchange Commission.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee reviews the qualifications of candidates, proposes nominees to serve as members of our Board of Directors and its committees, oversees succession planning for certain senior officers, and develops, recommends to the Board of Directors and oversees a set of corporate governance guidelines applicable to deCODE. The current members of our Nominating and Corporate Governance Committee are Mr. McGuire, Mr. Armstrong and Mr. Beery. All members of our Nominating and Corporate Governance Committee are “independent” as defined by the listing standards of The Nasdaq Stock Market and within the meaning of applicable regulations of the Securities and Exchange Commission.

Meetings of the Board of Directors and Board Committees

During the year ended December 31, 2005, the Board of Directors, which consisted of Dr. Stefansson, Mr. Armstrong, Mr. Berry, Jean-Francois Formela  (who resigned as a director effective December 31, 2005), Dr. Ando  (who resigned as a director effective January 31, 2006), and Mr. McGuire, held six (6) meetings;  the Audit Committee, which consisted of Mr. Armstrong, Mr. McGuire and Mr. Beery, held six (6) meetings; the Compensation Committee, which consisted of Mr. McGuire and Dr. Ando, held three (3) meetings and acted by unanimous written consent on one (1) occasion; and the Nominating and Corporate Governance Committee, which consisted of Mr. McGuire, Mr. Beery, Dr. Ando and Mr. Armstrong (commencing October 2005),  held four (4) meetings and acted by unanimous written consent on one (1) occasion. Each incumbent director attended at least 75% of the aggregate of (i) the total number of the meetings of the Board of Directors (held during the period for which he was a director) and (ii) the total number of meetings held by all committees of the Board of Directors on which he served during the year ended December 31, 2005.

Director Nomination Process

The Nominating and Corporate Governance Committee identifies and reviews the qualifications of candidates for Board membership and recommends to the Board of Directors nominees to serve as directors on our Board of Directors and members of the Board of Directors to be appointed to the Board committees. It is the Nominating and Corporate Governance Committee’s policy to consider potential candidates for Board membership recommended by its members, management, stockholders and others. From time to time we have retained a third-party search firm to assist the Nominating and Corporate Governance Committee in identifying and evaluating potential director candidates. The Nominating and Corporate Governance Committee has not established any specific minimum qualifications that must be met for a recommendation for a position on the Board of Directors. Instead, the Nominating and Corporate Governance Committee conducts appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates for nomination to the Board of Directors, giving due consideration to diversity, experience, skill set, the ability to act on behalf of stockholders and such other criteria as it believes appropriate and in the best interests of deCODE and its stockholders. No special procedure has been established for the consideration of director candidates recommended by stockholders. Stockholders may submit recommendations for director candidates to: Nominating and Corporate Governance Committee Chairman, deCODE genetics, Inc., Sturlugata 8, IS-101 Reykjavik, Iceland. All potential director candidates are evaluated based upon the same criteria, and the Nominating and Corporate Governance Committee makes no distinction in its evaluation of candidates based upon whether such candidates are recommended by stockholders or others. Once the evaluation is complete, the Nominating and Corporate Governance Committee recommends the nominees to the Board of Directors, which makes the final determination.

Stockholder Communication

Stockholders and other parties interested in communicating directly with the Chairman or with a specific member of the Board of Directors may do so by writing to: Chairman (or such director), deCODE genetics, Inc., Sturlugata 8, IS-101 Reykjavik, Iceland. All correspondence received by deCODE and addressed to the Chairman or a specific member of the Board of Directors is forwarded, promptly upon receipt and unopened, to the Chairman or such member of the Board of Directors.

Director Attendance at Annual Meeting

All of the incumbent directors who were then serving as directors of deCODE attended deCODE’s Annual Meeting of Stockholders in 2005. Each director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including by attending meetings of the stockholders, the Board of Directors and committees of which he or she is a member.

Audit Committee Report

The Audit Committee of the Board of Directors oversees the accounting and financial reporting processes and the audits of the financial statements and internal control over financial reporting of deCODE and the services provided by our independent registered public accounting firm. The Audit Committee’s responsibilities are described in a written charter adopted by the Board of Directors (the “Charter”).

Responsibilities

The Audit Committee is responsible for reviewing the results and scope of the audits and other services provided by deCODE’s independent registered public accounting firm. Management is solely responsible for the financial statements and the financial reporting process, including internal control over financial reporting, and has represented to the Audit Committee and the Board of Directors that the financial statements discussed below were prepared in accordance with accounting principles generally accepted in the United States of America appropriate in the circumstances and necessarily include some amounts based on management’s estimates and judgments. deCODE’s independent registered public accounting firm is responsible for auditing these financial statements and expressing an opinion on the conformity of these financial statements, in all material respects, with accounting principles generally accepted in the United States of America. deCODE’s independent registered public accounting firm is also responsible for auditing and reporting on management’s assessment, and the effectiveness, of deCODE’s internal control over financial reporting.

Independence

As part of its responsibilities, the Audit Committee reviews the fees paid to the independent registered public accounting firm for non-audit services, if any, and considers the effect of such services and the related fees on the independent registered public accounting firm’s independence. As required by Independence Standards Board Standard No. 1, as currently in effect, deCODE’s independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), has disclosed to the Audit Committee in writing any relationships between it (and its related entities) and deCODE (and its related entities), which, in its professional judgment, may reasonably be thought to affect its ability to be independent. In addition, Deloitte has discussed its independence with the Audit Committee and confirmed in a letter to the Audit Committee that, in its professional judgment, it is independent of deCODE within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934.

Recommendation

Acting pursuant to the Charter, the Audit Committee has reviewed deCODE’s audited annual financial statements for the year ended December 31, 2005 and management’s report on the internal control over financial reporting, and the related reports by Deloitte, and has discussed the audited financial statements and reports with management and with Deloitte. The Audit Committee has also discussed with management and Deloitte the matters required to be discussed by Statement on Auditing Standards 61 (as amended by SAS 89 and SAS 90), Rule 2-07 of Regulation S-X and Independence Standards Board Standard No. 1, as currently in effect. These matters include significant accounting policies, management judgments and accounting estimates, management’s consultation with other accountants, and any difficulties encountered in performing the audit, significant audit adjustments or disagreements with management. Based on the review and discussions described above, the Audit Committee recommended to deCODE’s Board of Directors that the audited financial statements be included in deCODE’s annual report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

Respectfully submitted,
Audit Committee
J. Neal Armstrong
James R. Beery
Terrance G. McGuire

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

The name, age and position of each person who is currently serving as an executive officer (but not also as a director) is listed below, followed by summaries of their backgrounds and principal occupations. Executive officers are elected annually and serve at the discretion of the Board of Directors.

Name	Age	Position(s)
Lance Thibault	39	Chief Financial Officer and Treasurer
Mark Gurney	51	Senior Vice President, Drug Discovery and Development
Daniel Hartman	44	Senior Vice President, Product Development
Hakon Hakonarson	45	Vice President, Business Development

Lance Thibault joined deCODE in February 2001 and was named Chief Financial Officer and Treasurer in June 2001. He was a Director with the Global Capital Markets practice of PricewaterhouseCoopers in London, England prior to joining deCODE. Mr. Thibault received a B.S. in Accountancy from Bentley College in 1988 and is a certified public accountant.

Mark Gurney, Ph.D. has served as our Senior Vice President, Drug Discovery and Development since February 2005. From October 2003 to February 2005 he served as our Senior Vice President, Drug Discovery. Dr. Gurney joined deCODE in August 2000 and was elected our Vice President, Pharmaceutical Discovery in October 2000 and our Vice President, Drug Development in August 2002. He was formerly Director, Genomics Research at Pharmacia Corporation. Prior to his position at Pharmacia, Dr. Gurney held academic appointments in the Department of Pharmacological and Physiological Sciences at the University of Chicago and in the Department of Cell, Molecular and Structural Biology at the Northwestern University Medical School. He received his B.A. in Biology from the University of California at San Diego in 1975 and his Ph.D. from the California Institute of Technology in 1980. In 1994, he completed his M.B.A. at Northwestern University’s Kellogg School of Management.

Daniel Hartman, M.D., joined deCODE in July 2005 as our Senior Vice President, Product Development. Prior to joining deCODE, Dr. Hartman served since 2001 in senior clinical development positions at Pfizer, including Global Clinical Leader, Allergy and Respiratory Diseases; Clinical Exploratory Head, Cardiovascular and Metabolic Diseases; and Experimental Medicine Therapy Area Leader, Cardiovascular, Metabolism and Anaderm. From 2000 to 2001, Dr. Hartman was Vice President of Worldwide Clinical Development at Esperion Therapeutics. Prior to joining Esperion, he was Director, Clinical Cardiovascular and Therapy Head, Thrombosis and Cardiopulmonary Disease at Pfizer. From 1995 to 1999, Dr. Hartman served in senior clinical research positions at Eli Lilly & Company. Dr. Hartman received his M.D. from Wayne State University, and held post-doctoral and faculty positions at the Indiana University School of Medicine. He is board certified in internal medicine and is a member of numerous medical societies.

Hakon Hakonarson, M.D., Ph.D. joined deCODE in October 1998 and has served as our Vice President, Clinical Sciences since May 2003. He has also served as our Director of Respiratory, Inflammatory and Pharmacogenomics Research since 1998, as well as Chief Scientific Officer of our subsidiary Encode ehf. since 2001. Dr. Hakonarson received his M.D. and Ph.D. from the University of Iceland, School of Medicine. He completed his pediatric residency training at the University of Connecticut in 1992 and subspecialty training in pulmonary medicine at the Children’s Hospital of Philadelphia, University of Pennsylvania School of Medicine in 1995. Dr. Hakonarson was an Assistant Professor of Pediatrics at the Children’s Hospital of Philadelphia and the University of Pennsylvania from 1995 until his relocation to Iceland in 1998.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual and long-term compensation for services to us for each of the fiscal years ended December 31, 2005, 2004 and 2003 of those persons who served as (i) our chief executive officer during 2005, (ii) our other four most highly compensated executive officers who were serving as such on December 31, 2005, and (iii) one additional individual who would have been among our four most highly compensated executive officers but for the fact that he was not serving as such on December 31, 2005 (the “Named Executive Officers”).

	Annual Compensation						Long-Term Compensation
Name and Principal Position	Year	Salary(1)	Bonus		Other Annual Compensation(1)		Restricted Stock Awards ($)		Stock Option Awards (#)	All Other Compensation(1)(3)
Kari Stefansson	2005	$614,548	$300,000		$88,296	(2)	—		—	$27,675
Chairman, President and	2004	601,770	—		52,017	(2)	—		—	23,416
Chief Executive Officer	2003	503,373	—		44,116	(2)	—		600,000	20,806
Lance Thibault	2005	$222,558	$70,000		—		—		—	$6,901
Chief Financial Officer	2004	185,558	65,000		—		—		—	5,585
and Treasurer	2003	160,000	—		—		—		50,000	4,846
Mark Gurney	2005	$311,337	$100,000		—		—		—	$7,838
Senior Vice President,	2004	256,731	84,000		—		—		30,000	7,142
Drug Discovery and	2003	212,423	—		—		—		120,000	5,573
Development
Daniel Hartman(4)	2005	$167,538	$100,000	(5)	—		$470,000	(6)	200,000	—
Senior Vice President,
Product Development
Hakon Hakonarson	2005	$278,848	$70,000		$17,079	(7)	—		—	—
Vice President, Business	2004	256,590	50,000		7,943	(7)	—		—	—
Development	2003	202,361	—		—		—		154,000	—
Michael Young	2005	$250,693	—		—		—		—	$267,323	(8)
Former Senior Vice	2004	247,981	$94,000		—		—		—	6,980
President, Business	2003	235,000	—		—		—		—	5,980
Development

(1)             Represents, with respect to Drs. Stefansson and Hakonarson, compensation paid in Icelandic kronas. Figures reflect exchange rates of 63.13, 61.19 and 71.16 Icelandic kronas to $1.00, the exchange rates determined by the Central Bank of Iceland on December 31, 2005, 2004 and 2003, respectively.

(2)             Represents the value of housing and an automobile provided by us for the benefit of the Named Executive Officer.

(3)             Except as otherwise indicated, represents, with respect to Messrs. Thibault and Young and Dr. Gurney, matching 401(k) contributions made on behalf of the Named Executive Officer; and, with respect to Dr. Stefansson, discretionary contributions made to Icelandic pension organizations on his behalf. Does not include mandatory contributions made to pension organizations on behalf of Drs. Stefansson and Hakonarson in accordance with Icelandic law and employment practices. See, “Defined Contribution Plans.”

(4)             Dr. Hartman became an executive officer of deCODE in July 2005.

(5)             Represents a one-time sign-on bonus paid to Dr. Hartman.

(6)             Represents the dollar value of 50,000 shares of restricted stock based on the closing price of deCODE’s common stock on The Nasdaq Stock Market at July 15, 2005, the date of issuance, of  $9.40. The dollar value of the shares as of December 31, 2005 was $413,000, based on the closing price of deCODE’s common stock on The Nasdaq Stock Market at December 30, 2005 of $8.26. Shares will vest on the third anniversary of the date of grant, subject to accelerated vesting upon a change of control or termination without cause. Dr. Hartman will not have any rights as a stockholder, including, without limitation, the right to vote and to receive dividends, with respect to any of the shares that have not vested.

(7)             Represents the value of an automobile provided by us for the benefit of the Named Executive Officer.

(8)             Includes $7,323 in matching 401(k) contributions made on behalf of the Mr. Young, and $260,000 paid to Mr. Young in accordance with the severance provisions of his employment agreement.

The following tables set forth information about options grants to, and option exercises by, the Named Executive Officers.

Option Grants in Last Fiscal Year

		Percentage of			Potential Realizable
	Number of	Total Options			Value at Assumed
	Securities	Granted to	Exercise		Annual Rates of Stock
	Underlying	Employees	or Base		Price Appreciation for
	Options	in Fiscal	Price Per	Expiration	Option Term(1)
Name	Granted	2005	Share	Date	5%	10%
Kari Stefansson	—	—	—	—	—	—
Lance Thibault	—	—	—	—	—	—
Mark Gurney	—	—	—	—	—	—
Daniel Hartman	150,000 (2)	60.4%	$9.40	7/15/15	$866,568	$2,184,689
	50,000	20.1%	$9.40	7/15/15	$288,856	$728,230
Hakon Hakonarson	—	—	—	—	—	—
Michael Young	—	—	—	—	—	—

(1)   The dollar amounts under these columns are the result of calculations assuming that the price of common stock on the date of the grant of the option increases at the hypothetical 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of our stock price over the option term of 10 years.

(2)   Such options will vest as to 37,500 shares on July 15, 2006 and as to 1/48 of the shares on the last day of each month thereafter.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

	Shares		Number of
	Acquired		Securities Underlying		Value of Unexercised
	on		Unexercised Options		in-the-Money Options
	Exercise	Value	at December 31, 2005		at December 31, 2005(1)
Name	(#)	Realized	Exercisable/Unexercisable		Exercisable/Unexercisable
Kari Stefansson	—	—	462,502	137,498	—	—
Lance Thibault	—	—	127,083	22,917	$16,000	—
Mark Gurney	—	—	200,000	70,000	—	—
Daniel Hartman	—	—	50,000	150,000	—	—
Hakon Hakonarson	—	—	109,168	69,832	$21,315	$6,660
Michael Young	—	—	80,000	—	$67,200	—

(1)   Based on the closing price on The Nasdaq Stock Market at December 30, 2005 of $8.26.

Employment Agreements

At the time of commencement of employment, our executive officers generally receive offer letters specifying basic terms and conditions of their employment. Our executive officers have signed agreements which require them to maintain the confidentiality of our information and to assign inventions to us. These agreements also prohibit these officers from competing with us during the terms of their employment and for a certain period thereafter by engaging in any capacity in any business which is, or on the date of termination of their employment was, competitive with our business.

In June 2001 we entered into an employment agreement with Michael Young, our former Senior Vice President, Business Development, which stipulated that if we terminated his employment other than for “cause” we were required to make a lump sum severance payment to him equal to one year of his base salary then in effect. Pursuant to the terms of this agreement, Mr. Young received a one-time payment in the amount of $260,000.

In July 2005 we entered into an employment agreement with Daniel Hartman. Pursuant to his employment agreement, Dr. Hartman’s initial annual base salary is $360,000 a year, which the Board of Directors may at any time adjust upwards as it may deem appropriate. In addition, Dr. Hartman is eligible to receive cash and equity bonuses at the determination of the Board of Directors or Compensation Committee and to participate in all incentive, savings, stock option, profit sharing retirement, welfare and other employee benefit plans applicable generally to our employees based in the United States. Dr. Hartman received a one-time lump sum cash sign-on bonus in the amount of $100,000, a portion of which must be returned to us in the event he terminates his employment or we terminate his employment for Cause (as defined in his employment agreement) at any time during the 24-month period commencing on the effective date of his employment agreement. In accordance with the terms of his employment agreement, Dr. Hartman received stock options and shares of restricted stock. The shares of restricted stock will vest on the third anniversary of the effective date of his employment agreement and immediately upon a Change in Control (as defined in his employment agreement). In the event that Dr. Hartman’s employment is terminated other than for Cause, a portion of the restricted stock will vest upon such termination. If we terminate Dr. Hartman’s employment without Cause, we will continue to pay him his annual base salary, as in effect on the date of termination, for eighteen (18) months. If following the occurrence of a Change in Control Dr. Hartman terminates his employment as a result of an Adverse Change (as defined in his employment agreement) we will pay him, in addition to any compensation he earned prior to the date of termination, a lump sum cash payment in an amount equal to eighteen (18) months of his annual base salary at the time of his termination, plus one and one-half (1½) times the average annual bonus paid to him during the last two (2) years of his employment.

Defined Contribution Plans

As required by Icelandic law, deCODE contributes to pension organizations for personnel in Iceland. In accordance with the law and Icelandic employment practices, we contribute 6% of an employee’s salary, plus up to an additional 3% in matching contributions, to a pension organization of the employee’s choosing. deCODE has no additional obligation to make contributions, but may make discretionary contributions. deCODE made total contributions of $2,119,530 for the year ended December 31, 2005.

deCODE maintains a 401(k) plan available to eligible full-time employees in the United States. Pursuant to the 401(k) plan, employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit ($14,000 in 2005) and have the amount of such reduction contributed to the 401(k) plan. The 401(k) plan requires that we make additional matching contributions on behalf of participants at a rate of 50% of employee contributions up to a maximum of 6% of their base salary. Contributions by employees to the 401(k) plan and income earned on such contributions are not taxable to employees until withdrawn from the 401(k) plan. In the year ended December 31, 2005, deCODE made contributions of $272,637 to the 401(k) plan.

Compensation Committee Report

The Compensation Committee of the Board of Directors is responsible for reviewing and approving matters concerning compensation of employees and officers of the Company. The Compensation Committee also administers the 1996 Equity Incentive Plan, as amended, and the 2002 Equity Incentive Plan. The Compensation Committee establishes compensation policies for the Chief Executive Officer. The Chief Executive Officer recommends compensation packages for the remaining officers, which the Compensation Committee reviews and approves or denies.

Compensation Philosophies

deCODE’s executive compensation structure is designed to attract, retain and award executive officers capable of leading deCODE to meet its business objectives and to motivate executive officers to enhance long-term stockholder value.

deCODE seeks to provide competitive salaries based upon individual performance together with cash bonuses and stock options, where appropriate, based on its overall performance relative to its corporate objectives, and the executive officer’s individual contributions and teamwork. In addition, the Compensation Committee will typically grant stock options to an executive officer upon the commencement of his or her employment in order to strengthen the interest between such executive officer and deCODE’s stockholders and to give the executive officer the opportunity to reach the top compensation levels of the market depending upon deCODE’s performance, as reflected in the market price of the common stock.

For 2005, compensation for executive officers consisted primarily of salary and cash bonuses, with one executive officer receiving restricted stock and stock option grants in connection with his commencement of employment. The following describes in more detail the elements of compensation, which are part of the Compensation Committee’s policies.

Base Salaries

Base salaries for executive officers are determined annually by reviewing three key areas: (1) the pay practices of companies of similar size, market capitalization and industry; (2) the skills and performance level of the individual executive officer; and (3) deCODE’s actual performance. In making his recommendations to the Compensation Committee, the Chief Executive Officer reviews information about salary, bonus and stock awards in related industries. Based in part on this information, the Chief Executive Officer generally considers changes to existing base salaries, at levels comparable to those established by other emerging genomics and biopharmaceutical companies. Salary adjustments are made, where appropriate, to maintain salaries at competitive levels, taking into account each executive officer’s experience and individual performance, and to maintain an equitable relationship between executive officer salaries and overall salaries for other employees. Base salaries for new executive officers are determined with reference to such industry surveys and by evaluating the responsibilities of the position held and the experience of the individual. In May 2005, the Compensation Committee approved base salary increases for executive officers. These increases were intended to bring deCODE’s pay practices into line with similar companies and to recognize the role and contributions of the individual executive officers.

Cash and Stock Bonuses

Cash and stock bonuses are used on an exceptional basis to attract, retain and motivate executive officers. When bonus payments are made, the executive officer’s bonus is based on deCODE’s achievement of its major corporate objectives and the executive officer’s achievement of individual objectives and the contribution of the executive officer to the overall success and achievements of deCODE and its management team.  In light of deCODE’s achievements  and the contributions of the executive officers to its progress, the Compensation Committee awarded cash bonuses to executive officers in May 2005. In addition, a sign-on bonus of $100,000 and 50,000 shares of restricted stock were granted to a newly-hired executive officer in connection with his commencement of employment.

Stock Options

The Compensation Committee believes that stock options are an excellent long-term incentive for executive officers that aligns executive officer and stockholder interests and assists in retention of key officers and employees. Stock options granted under deCODE’s 1996 Equity Incentive Plan, as amended, and 2002 Equity Incentive Plan generally vest over four years. The Compensation Committee has linked, and may in the future determine to more closely link, the vesting of stock options with an executive officer’s achievement of a particular objective.

When determining stock option awards, the Compensation Committee considers the executive officer’s responsibilities and anticipated contributions to meeting deCODE’s long-term strategic performance goals, his or her position with deCODE and industry practice in companies of similar size, market and capitalization. The direct link between the value of a stock option to an executive officer and an increase in the price of the common stock makes stock option awards an important method for aligning executive officer compensation with stockholder value.

A newly-hired executive officer received options to purchase an aggregate of 200,000 shares of our common stock in 2005 in connection with his commencement of employment.

Chief Executive Officer Compensation

Kari Stefansson’s compensation is determined by the Compensation Committee based upon the same factors as those used by management for other executive officers. Dr. Stefansson participates in the same compensation arrangements available to the other senior executive officers. deCODE also provides Dr. Stefansson with housing in Reykjavik, Iceland and automobile benefits as part of his compensation package. In addition, deCODE makes discretionary contributions to Icelandic pension organizations on Dr. Stefansson’s behalf. Accordingly, his compensation consists of an annual base salary, a potential cash bonus, housing, an automobile, and discretionary pension contributions. The Compensation Committee’s general approach in establishing Dr. Stefansson’s compensation is to be competitive with the compensation paid to chief executive officers in peer companies, but to have a significant percentage of his compensation based upon performance criteria established by the Compensation Committee.

For the first six months of 2005, Dr. Stefansson’s salary (then denominated in Icelandic kronas) was based on a rate of 38,822,321 kronas per annum, which represents $614,958 per annum based on the effective exchange rate of kronas to U.S. dollars on December 31, 2005. In June 2005, the Compensation Committee reviewed Dr. Stefansson’s salary in relation to the salaries of other chief executive officers at emerging biopharmaceutical companies and his performance in areas of progress in administration, programs, finance, organization, development, science and leadership, and concluded that the progress in these areas warranted a bonus and an increase in his compensation. Accordingly, in June 2005 Dr. Stefansson received a bonus of $300,000 and, effective July 1, 2005, his salary increased to $714,914 (denominated, thereafter, in U.S. dollars). The value of the housing and automobile provided to Dr. Stefansson in 2005 was $88,296, and the value of the discretionary contributions made on his behalf in 2005 was $27,675, in each case based on the December 31, 2005 exchange rate.

Deductibility of Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a federal income tax deduction to public companies for certain compensation over $1,000,000 paid to the company’s chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Compensation Committee intends to review the potential effects of Section 162(m) periodically and intends to structure its stock option grants and certain other equity-based awards in a manner that is intended to avoid disallowances under Section 162(m) of the Code unless the Compensation Committee believes that such compliance would not be in the best interests of deCODE or its stockholders.

Respectfully submitted,
Compensation Committee
Terrance G. McGuire

Compensation Committee Interlocks and Insider Participation

The members of our Compensation Committee during 2005 were Mr. McGuire and Dr. Ando (who resigned as a director effective January 31, 2006). Mr. McGuire served as deCODE’s assistant secretary from January 1998 until October 2000. Otherwise, no member of the Compensation Committee was at any time during 2005, or formerly, an officer or employee, nor had any relationship with us requiring disclosure under Item 404 of Regulation S-K under the Exchange Act of 1934, as amended. No executive officer has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity whose executive officers served as a director of deCODE or a member of our Compensation Committee.

Relative Stock Performance

Set forth below is a line graph comparing the percentage change in the cumulative total stockholder return on our common stock to the cumulative total return of the Nasdaq Composite Index and the Nasdaq Biotechnology Index for the period commencing December 31, 2000 and ended December 31, 2005.

	December 31,
	2000	2001	2002	2003	2004	2005
deCODE genetics, Inc.	$100.00	$93.33	$17.62	$78.00	$74.38	$78.67
Nasdaq Composite Index	$100.00	$78.95	$54.06	$81.24	$88.68	$90.60
Nasdaq Biotechnology Index	$100.00	$83.80	$45.81	$66.77	$70.88	$72.92

The graph assumes $100 was invested on December 31, 2000 in our common stock and each of the indices, and that dividends were reinvested. No cash dividends have been declared on our common stock as of December 31, 2005. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of our common stock.

The preceding performance graph, the Compensation Committee Report and the Audit Committee Report contained in this Proxy Statement are not to be incorporated by reference into filings we have made or may make under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate other filings we have made or may make under those statutes.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information as of February 15, 2006, except as otherwise noted, regarding the beneficial ownership of our common stock by (i) each current director, (ii) each Named Executive Officer, (iii) all of our current directors and executive officers as a group, and (iv) each person known to be the beneficial owner of more than five percent of the outstanding shares of the common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Outstanding Common Stock(2)
T. Rowe Price Associates, Inc.(3)	6,927,546	12.6%
100 E. Pratt Street
Baltimore, MD 21202
AXA Financial, Inc. and affiliates(4)	3,613,017	6.6%
1290 Avenue of the Americas
New York, NY 10104
SAPAC Corporation Ltd(5)	3,240,134	5.9%
Cerrito 461 Piso 4
P.O. Box 531
Correo Central
Montevideo, Uraguay 11000
Kari Stefansson(6)	3,106,544	5.6%
c/o deCODE genetics, Inc.
Sturlugata 8
IS-101 Reykjavik, Iceland
Lance Thibault(7)	136,067	*
Mark Gurney(8)	209,375	*
Daniel Hartman(9)	50,000	*
Hakon Hakonarson(10)	118,876	*
J. Neal Armstrong(11)	42,550	*
James Beery(12)	28,369	*
Linda Buck	0	*
Terrance G. McGuire(13)	138,938	*
Michael Young	0	*
All directors and executive officers as a group (9 persons)(14)	3,830,719	6.9%

*                    Comprises less than one percent of the outstanding common stock.

(1)          The number of shares beneficially owned by the individuals and entities listed in the table is determined in accordance with the rules of the Securities and Exchange Commission, and may not be conclusive as to ownership of those securities for any other purpose. Under those rules, an individual (or entity) is deemed to beneficially own shares of common stock as to which the individual currently has certain sole or shared powers or as to which the individual can acquire such powers within 60 days by the exercise of any option, warrant or other right. Accordingly, the table includes shares underlying options and warrants which will be exercisable within 60 days of February 15, 2006, but does not include shares underlying options and warrants that will become exercisable more than 60 days after February 15, 2006. The footnotes to the table set forth the number of such shares included in the table. We have been advised that each stockholder listed in the table has sole voting and dispositive power with respect to such shares unless otherwise noted in the footnotes below.

(2)          Applicable percentage of ownership is based on 54,846,933 shares of common stock outstanding on February 15, 2006.

(3)          As set forth in Schedule 13G/A, filed on February 14, 2006 by T. Rowe Price Associates, Inc. (Price Associates). These securities are owned by various individuals and institutional investors, which T. Rowe Price Associates, Inc. (Price Associates) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however Price Associates expressly disclaims beneficial ownership of such securities. Of the reported shares,  Price Associates reported that it has sole voting power of 1,752,200 shares, no shared voting power, sole dispositive power of 6,927,546 shares and no shared dispositive power.

(4)          As set forth in Schedule 13G, filed on February 14, 2006 by AXA Financial, Inc. (“Financial”) on behalf of itself and affiliated entities. According to the Schedule, the shares are also beneficially owned by the following French affiliates of Financial: AXA Assurances I.A.R.D. Mutuelle; AXA Assurances Vie Mutuelle; AXA Courtage Assurance Mutuelle; and AXA (collectively with Financial, the “AXA Group”). Of the reported shares, the AXA Group reported that it has sole voting power with respect to 2,785,817 shares, that it shares voting power with respect to no shares, that is has sole dispositive power with respect to 3,613,017, and that it shares dispositive power with respect to no shares. The AXA Group disclaims beneficial ownership of the reported shares.

(5)          As set forth in a Schedule 13G/A, dated February 7, 2006, filed by SAPAC Corporation Ltd. (“SAPAC”). Includes 416,667 shares of common stock issuable upon exercise of warrants owned by SAPAC.

(6)          Includes 481,252 shares of common stock issuable upon exercise of options held by Dr. Stefansson.

(7)          Includes 130,208 shares of common stock issuable upon exercise of options held by Mr. Thibault.

(8)          Represents shares of common stock issuable upon exercise of options held by Dr. Gurney.

(9)          Includes 50,000 shares of common stock issuable upon exercise of options held by Dr. Hartman. Does not include 50,000 shares of restricted stock with respect to which Dr. Hartman has no dispositive or voting rights.

(10)   Represents 118,876 shares of common stock issuable upon exercise of options held by Dr. Hakonarson.

(11)   Includes 40,000 shares of common stock issuable upon exercise of options held by Mr. Armstrong. Does not include 851 shares of restricted stock with respect to which Mr. Armstrong has no dispositive power or voting rights.

(12)   Includes 26,667 shares of common stock issuable upon exercise of options held by Mr. Beery. Does not include 568 shares of restricted stock with respect to which Mr. Beery has no dispositive power or voting rights.

(13)   Includes (a) 97,236 shares of common stock held by Terrance McGuire TTEE, Terrance McGuire Trust-1999 and (b) 40,000 shares of common stock issuable upon exercise of options held by Mr. McGuire. Does not include 568 shares of restricted stock with respect to which Mr. McGuire has no dispositive power or voting rights.

(14)   Represents an aggregate of 2,734,341 shares of common stock and 1,096,378 shares of common stock issuable upon exercise of options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Covington & Burling, a law firm of which Mr. Beery serves as Senior Of Counsel, provided legal services to us during the fiscal year ended December 31, 2005 (for which we paid approximately $5,000) and we expect the firm to continue to provide legal services to us in 2006.

In 2005, deCODE employed: (i) Ari Karason, Dr. Stefansson’s son, as a research scientist and paid him in Icelandic kronas the equivalent of $78,263 for his services; and (ii) Helga Stefansdottir, Dr. Stefansson’s sister, as the office manager of Encode ehf. and paid her in Icelandic kronas the equivalent of $73,462 for her services. Compensation indicated in the foregoing sentence represents the aggregate dollar value of the compensation paid to the individual based on the effective krona to dollar exchange rate on each day payment was made. deCODE continues to employ these individuals at the same or similar salaries (although the dollar value of salaries paid in kronas is subject to fluctuations in the krona to dollar exchange rate).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who beneficially own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and The Nasdaq National Market. Based solely upon our review of the copies of Forms 3, 4 and 5 furnished to us, we believe that all of our directors, officers and greater than 10% stockholders have timely filed all required reports, except that Dr. Buck inadvertently filed her initial Form 4 reporting her receipt of options one day late.

CODE OF ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller. The Code of Business Conduct and Ethics can be found on our website at www.decode.com.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (“Deloitte”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2006. Representatives of Deloitte are expected to be present at the Annual Meeting to respond to appropriate questions from our stockholders. They will be given the opportunity to make a statement if they wish to do so.

If the stockholders do not ratify the Audit Committee’s decision to appoint Deloitte, the Audit Committee may reconsider its selection. The affirmative vote of a majority of the shares voted at the Annual Meeting is required for ratification.

Deloitte served as our independent registered public accounting firm for the fiscal year ended December 31, 2005.

The following table summarizes the fees billed or expected to be billed by Deloitte & Touche LLP (“Deloitte”) for services rendered for the fiscal years ended December 31, 2005 and  2004:

Type of Fees	Fiscal Year Ended December 31, 2005	Fiscal Year Ended December 31, 2004
Audit Fees	$886,500	$972,296
Audit-Related Fees	0	5,000
Tax Fees	95,400	95,000
All Other Fees	0	0
Total Fees	$981,900	$1,072,296

The caption “audit fees” includes fees for professional services for the audit of our financial statements included in our Form 10-K, review of our financial statements included in our Form 10-Qs, issuance of comfort letters and/or consents in connection with registration statements filed with the Securities and Exchange Commission, and the attestation of management’s assessment of internal control as required by Section 404 of the Sarbanes-Oxley Act of 2002. “Audit-related fees” are fees for grant audits, statutory audits, mergers and acquisitions and consultations. “Tax fees” are fees for tax compliance, tax advice and tax planning.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee has adopted policies and procedures relating to the approval of all audit and legally permissible non-audit services provided by our independent registered public accounting firm. Pursuant to this policy, all services to be performed by our independent registered public accounting firm must be approved by the Audit Committee in advance. Pre-approval is generally provided for up to one year as to a detailed list of services, subject to a budget. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee has delegated the authority to each of its members to pre-approve services that exceed the budgeted amounts or that were not previously pre-approved when time constraints do not permit pre-approval by the full Audit Committee. Any such pre-approvals must be reported to the Audit Committee as its next meeting.

The Audit Committee pre-approved all services performed by our independent registered public accounting firm during 2004 and 2005.

Change in Accountants

On August 19, 2004, PricewaterhouseCoopers LLP (“PwC”) resigned as our independent registered public accounting firm. The resignation was the sole decision of PwC and was neither approved nor recommended by the Audit Committee.

PwC’s reports on our financial statements for the fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. However, PwC’s reports on our 2003 and 2002 financial statements included an explanatory paragraph, which paragraph disclosed that effective January 1, 2002 we changed our method of recognizing milestone revenue.

During our fiscal years ended December 31, 2003 and 2002 and the period from January 1, 2004 through August 19, 2004, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in their reports on the financial statements for such years and (ii) except as set forth in the immediately following paragraph, there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

In connection with the audit of our consolidated financial statements for the fiscal year ended December 31, 2002, PwC advised the Audit Committee of certain matters representing reportable conditions with respect to our internal controls over financial reporting. These reportable conditions were disclosed in Item 14(a) of deCODE’s Annual Report on Form 10-K for 2002, which Item 14(a) of such Annual Report is incorporated herein by reference. We took a number of corrective actions to address these matters in 2003. In connection with the audit of our financial statements for the fiscal year ended December 31, 2003 and the review procedures performed with respect to our financial statements for the quarterly periods ended March 31 and June 30, 2004, PwC advised the Audit Committee of a reportable condition with regard to our period-end financial closing procedures, namely enhancing existing closing procedures to include the implementation of more detailed and thorough review procedures. We have taken corrective action to address these matters.

On September 10, 2004 the Audit Committee appointed Deloitte to serve as our independent registered public accounting firm for the fiscal year ended December 31, 2004. During deCODE’s two fiscal years ended December 31, 2003 and through the subsequent interim period prior to the date of appointment of Deloitte, neither deCODE nor anyone acting on its behalf consulted with Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on deCODE’s financial statements, or any other matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Board of Directors recommends that you cast your vote FOR ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.

PROPOSAL 3

APPROVAL OF DECODE GENETICS, INC. 2006 EQUITY INCENTIVE PLAN

We have issued substantially all of the options and restricted stock available for grants under our 1996 Equity Incentive Plan and 2002 Equity Incentive Plan. As a result, on April 5, 2006, the Board of Directors approved the deCODE genetics, Inc. 2006 Equity Incentive Plan (the “2006 Plan”) and directed that it be submitted for approval by our stockholders at the Annual Meeting. Stockholder approval of the 2006 Plan is being sought to satisfy (i) Section 422 of the Internal Revenue Code of 1986, as amended, (the “Code”), which requires stockholder approval of the 2006 Plan in order that options granted under the 2006 Plan may qualify as incentive stock options and thus be entitled to receive special tax treatment under the Code, and (ii) a requirement of The Nasdaq Stock Market which requires stockholder approval of plans and other arrangements under which directors and officers may receive stock. A copy of the 2006 Plan is attached as Appendix A to this Proxy Statement.

Description of the 2006 Equity Incentive Plan

Purpose

The 2006 Plan is intended to provide selected (i) employees of deCODE, (ii) consultants and advisers who perform services for deCODE, and (iii) non-employee directors of deCODE with an opportunity to acquire our common stock. The 2006 Plan is designed to help us attract, retain, and motivate certain employees, consultants, and non-employee directors to make substantial contributions to the success of our business. The Board of Directors believes that providing selected persons with an opportunity to invest in our common stock will give them additional incentive to increase their efforts on our behalf and will enable us to attract and retain the best available employees, directors and consultants.

Eligibility

Our non-employee directors, employees and consultants are eligible to receive stock options, restricted stock and stock appreciation rights (including stock appreciation rights granted in tandem with stock options) pursuant to the terms of the 2006 Plan. Incentive stock options (including incentive stock options granted in tandem with stock appreciation rights) may be granted only to employees. Awards will be granted under the 2006 Plan based, among other things, on an eligible individual’s level of responsibility and performance within deCODE. We currently have four (4) non-employee directors, approximately 480 employees (including five (5) executive officers) and several consultants.

Shares Subject to the 2006 Plan

Subject to the provisions of the 2006 Plan relating to adjustments upon changes in stock, the stock that may be issued pursuant to stock awards will not exceed 4,000,000 shares of our common stock. The shares of common stock issued under the 2006 Plan will be, at the discretion of the Administrator, either shares of our authorized but unissued common stock or shares we acquired (including shares we purchased in the open market). If any outstanding award, for any reason, expires, terminates, or is forfeited, the shares of common stock allocable to such expiration, termination, or forfeiture will revert to and again be made available for issuance under the 2006 Plan. The last reported sale price of our common stock on April 3, 2006 was $8.43 per share.

Administration

The Administrator of the 2006 Plan will be the Board of Directors, or a committee to which the Board of Directors delegates the administration of the 2006 Plan. The Administrator will have full authority to make such rules and regulations as it deems necessary or desirable to administer the 2006 Plan and to interpret the provisions of the 2006 Plan. The Administrator will determine from time to time, among other things, which of the persons eligible under the 2006 Plan will be granted awards; when each award will be granted; whether an option will be an incentive stock option or a nonqualified stock option; the provisions of each award (which need not be identical), including the time or times when a person will be permitted to receive stock pursuant to an award; and the number of shares with respect to which an award will be granted.

Options

Options granted under the 2006 Plan may be either incentive stock options as defined in Section 422 of the Code, or nonqualified stock options. Incentive stock options may be granted only to our employees and are subject to various limitations, including the following: (i) with respect to grants to an individual who at the time of grant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of our stock, the exercise price of such option must be at least one hundred and ten percent (110%) of the fair market value of the stock and such option may not be exercisable after the expiration of five (5) years from the date of the grant, and (ii) the exercise price per share may be not less than one hundred percent (100%) of the fair market value of the stock on the date the option was granted. In addition, the fair market value of the common stock with respect to which an option is exercisable for the first time by an individual in any calendar year may not exceed $100,000, and, except with respect to options granted in tandem with stock appreciation rights, no person will be eligible to receive options covering more than 1,000,000 shares of our common stock in any period of 12 months.

Each option will be in such form and will contain such terms and conditions as the Administrator deems appropriate. The total number of shares of stock subject to an option may, but need not, be allotted in periodic installments, which will become exercisable over time. The exercise price of an option is determined by the Administrator, subject to the applicable provisions of the Code, as discussed above, provided, however, that the exercise price of all options will be not less than 100% of the fair market value on the date of grant. The term will be stated in the agreement granting each option, provided that no option may be exercisable after the expiration of ten years from the date it is granted. An individual may exercise an option by providing notice to us of his or her election to exercise along with full payment for the shares he or she has elected to acquire. Full payment may consist of any consideration and method of payment allowable under the terms of the 2006 Plan, including payment in cash or, at the discretion of the Administrator, delivery of shares of our common stock. In general, stock options may not be sold or otherwise transferred other than by will or by the laws of descent and distribution, and, during the lifetime of the recipient of the options, will be exercisable only by such recipient. However, with the prior approval of the Administrator, a nonqualified stock option may be transferred for no consideration to or for the benefit of one or more members of the recipient’s “immediate family” (as defined in the 2006 Plan). Any transfer of a nonqualified stock option will subject to such limits as the Administrator may impose, and the transferee will remain subject to all terms and conditions applicable to the option prior to its transfer.

Subject to certain exceptions, the ability to exercise vested nonqualified stock options will expire one year after the termination of a recipient’s employment with deCODE or service as a non-employee director. The ability to exercise vested incentive stock options will expire three months after termination of a recipient’s employment or service (one year, in the case of disability, and eighteen months, in the case of death), unless otherwise determined by the Administrator. The Administrator may accelerate or waive any continuing service requirement.

Restricted Stock

The grant of restricted stock is determined by the Administrator. Restricted stock may be awarded for no payment by the recipient, or for such payment, including payment below the fair market value of the restricted stock, as the Administrator may determine. Shares of restricted stock may, but need not be, subject to vesting in accordance with a schedule to be determined by the Administrator. The Administrator may waive any minimum vesting period. Rights to shares of restricted stock may not be assigned, transferred, sold, pledged, hypothecated, or otherwise encumbered or disposed of by the recipient, unless otherwise determined by the Administrator.

Stock Appreciation Rights (SARs)

Stock appreciation rights (SARs) represent the potential right to receive cash, shares of common stock, or other property, or a combination thereof, as determined by the Administrator, equal in value to the increase (if any) in the fair market value of a share of common stock on the date of the exercise of such right over a specified value (the reference value) of such share of common stock on the date the right is granted. SARs shall be subject to such terms and conditions as may be specified in the agreement issued to the recipient to evidence the grant of such an award; provided, however, that the reference value of a SAR may not be less than the fair market value on the date of grant. SARs shall be subject to the same term and vesting rules, and the rules for exercise following termination of service, applicable to nonqualified stock options; provided, however, that in the case of a SAR issued in tandem with a stock option (a “Tandem SAR”), such SAR will be subject to the same term and vesting rules, and the rules for exercise following termination of service, applicable to its related stock option. SARs are subject to such exercise procedures as may be established by the Administrator in the relevant award agreement. Payment required upon the exercise of a SAR may be made in cash, stock, or partly in both, as specified by the Administrator in the relevant award agreement or otherwise. The rights of a recipient under a SAR may not be transferred other than by will or the laws of descent and distribution and such SAR may be exercisable, during the recipient’s lifetime, only by him or her, provided, however, that a Tandem SAR may be transferable to the same extent as the related option. No person will be eligible to be granted SARs covering more than 1,000,000 shares of the our common stock in any period of 12 months.

Adjustments upon Changes in Stock

If any change is made in the stock subject to the 2006 Plan, or subject to any stock award, the 2006 Plan will be appropriately adjusted in the type(s) and maximum number of securities subject to award to any person during any calendar year, and the outstanding stock awards will be appropriately adjusted in the type(s) and number of securities and price per share of stock subject to such outstanding stock awards.

Amendments

Subject to approval of our stockholders where required, the Board of Directors may at any time terminate, amend, modify, or suspend the 2006 Plan. No termination, amendment, modification, or suspension of the 2006 Plan will affect any outstanding award granted under the 2006 Plan without the consent of the recipient.

Federal Income Tax Consequences

The following summary discusses certain of the United States federal income tax consequences associated with equity awards granted under the 2006 Plan. This description of tax consequences, which does not purport to be a complete description of the federal income tax consequences applicable to a recipient under the 2006 Plan, is based upon the federal tax laws and regulations in effect on the date of this Proxy Statement. Any subsequent changes in such tax laws or regulations may affect the accuracy of this discussion. This discussion does not consider any state, local, or foreign tax consequences or any circumstances that are unique to a particular recipient that may affect the accuracy or applicability of this discussion. Accordingly, each recipient should consult with his or her own tax advisor regarding the federal, state and local tax consequences of the grant of a stock option or award and any subsequent exercise.

There are generally no federal income tax consequences to a recipient or to deCODE upon the grant or exercise of an incentive stock option except the exercise of an incentive stock option may increase a recipient’s alternative minimum tax liability, if any. If a recipient holds shares acquired through exercise of an incentive stock option for two years from the date on which the option is granted and for more than one year from the date on which the shares are transferred to the recipient upon exercise of the option, any gain or loss on the disposition of such shares will be long-term capital gain or loss. Generally, if a recipient disposes of such shares before the expiration of either of these holding periods (a “Disqualifying Disposition”), then at the time of disposition, the recipient will generally recognize taxable ordinary income equal to the lesser of (i) the excess of the shares’ fair market value on the date of exercise over the exercise price, or (ii) the recipient’s actual gain, if any, on the disposition of the shares. The recipient’s additional gain (if any) or any loss upon the Disqualifying Disposition will be a capital gain or loss, which will be long-term or short-term, depending upon whether the recipient held the shares for more or less than one year. In the case of a Disqualifying Disposition, deCODE would be entitled to a tax deduction equal to the ordinary income recognized by the recipient.

There are no tax consequences to the recipient or to deCODE by reason of the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, the recipient normally will recognize taxable ordinary income equal to the excess, if any, of the shares’ fair market value on the exercise date over the exercise price. For recipients who are employees of deCODE, deCODE is required to withhold, from regular wages (or other available sources), an amount (including employment taxes) based on the ordinary income recognized by the recipient. Upon subsequent disposition of the shares acquired upon exercise of a nonqualified stock option, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such shares plus any amount recognized as ordinary income upon exercise of the nonqualified stock option. Such gain or loss will be long-term or short-term, depending on whether the recipient held the shares for more or less than one year.

Generally, no tax is due when an award of restricted stock is initially made, but an award becomes taxable when it is no longer subject to a “substantial risk of forfeiture” (i.e., the stock becomes vested or transferable). When the restrictions lapse, employment tax and income tax (at ordinary rates) will be paid on the value of the stock. In addition, income tax (at capital gain rates) will be paid on the value of the stock when it is sold. deCODE is required to withhold applicable taxes when an award to a recipient who is an employee of deCODE becomes vested. deCODE will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient.

There are no federal income tax consequences associated with a SAR granted under the 2006 Plan. A recipient granted a SAR must recognize ordinary compensation income at the time the recipient exercises the SAR in an amount equal to the cash or the fair market value of any shares of stock received upon that exercise. Income tax withholding is required on the income recognized by a recipient upon exercise of a SAR.

Section 162(m) of the Code generally disallows a federal income tax deduction to public companies for certain compensation over $1,000,000 paid to the company’s chief executive officer and four other most highly compensated executive officers, determined at the end of the company’s taxable year. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. If we comply with the restrictions of Section 162(m) of the Code and any applicable tax reporting requirements, we will be entitled to a business deduction without being limited by the $1,000,000 cap imposed by Section 162(m). The Administrator may review the potential effects of Section 162(m) of the Code periodically and structure awards in a manner that is intended to avoid disallowances under Section 162(m), but the 2006 Plan does not obligate the Administrator to do so.

Equity Compensation Plan Information

The following table sets forth information concerning the number of outstanding options, the weighted average exercise price of those securities and the number of securities remaining to be granted under existing equity plans, whether approved or not approved by security holders, as of December 31, 2005.

Plan Category	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders(1)	7,432,575	$12.71	657,211
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	7,432,575	$12.71	657,211

(1)          Includes the deCODE genetics, Inc. 1996 Equity Incentive Plan and 2002 Equity Incentive Plan. Does not include the 2006 Plan for which stockholder approval is sought at the Annual Meeting. In accordance with the Delaware General Corporation Law, the 2006 Plan must be approved by the affirmative vote of the majority of shares of common stock represented at the Annual Meeting.

New Plan Benefits Table

The benefits that will be received or allocated, or would have been received or allocated for the last completed fiscal year if the 2006 Plan had been in effect, are not determinable. If the 2006 Plan is approved by our stockholders, the Administrator will determine, on an individual basis, the amount and type of awards to be granted to individuals under the 2006 Plan.

The Board of Directors recommends that you cast your vote FOR the approval of the deCODE genetics, Inc. 2006 Equity Incentive Plan.

OTHER MATTERS

The Board of Directors does not intend to bring any matters before the Annual Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Annual Meeting. If any other matters come before the Annual Meeting, the persons named in the enclosed proxy card will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy. Whether or not you plan to attend the Annual Meeting in person, please complete, sign, date and return the enclosed proxy card promptly.

The accompanying proxy is being solicited by our Board of Directors. We will bear all costs of the solicitation of proxies. In addition to the use of the mails, proxies may be solicited by our regular employees, either personally or by telephone or telegraph. We intend to request banks and brokers holding shares of our common stock to forward copies of the proxy materials to those persons for whom they hold shares and to request authority for the execution of proxies. We will reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy material to beneficial owners and obtaining proxies of such owners.

The information in this Proxy Statement refers to deCODE genetics, Inc., a Delaware corporation, its wholly-owned subsidiaries, Islensk erfdagreining ehf., and MediChem Life Sciences, Inc., and their wholly-owned subsidiaries.

Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2005, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, TO EACH OF OUR STOCKHOLDERS OF RECORD ON MARCH 31, 2006, UPON WRITTEN REQUEST MADE TO TANYA ZHAROV AT OUR OFFICES LOCATED AT STURLUGATA 8, IS-101 REYKJAVIK, ICELAND OR KRISTI LANIER AT OUR OFFICES LOCATED AT 1000 WINTER STREET, SUITE 3100, WALTHAM, MASSACHUSETTS 02451. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

By Order of the Board of Directors,
KARI STEFANSSON
Chairman, Chief Executive Officer and President
Dated: April 7, 2006

Appendix A

deCODE genetics, Inc.
2006 EQUITY INCENTIVE PLAN

deCODE genetics, Inc.
2006 EQUITY INCENTIVE PLAN

ARTICLE 1.         PURPOSE OF THE PLAN; TYPES OF AWARDS

1.1   Purpose.   The deCODE genetics, Inc. 2006 Equity Incentive Plan is intended to provide selected (i) Employees of the Corporation and its Subsidiaries; (ii) consultants and advisers who perform services for the Corporation or its Subsidiaries; and (iii) non-employee directors of the Corporation and its Subsidiaries with an opportunity to acquire Common Stock of the Corporation. The Plan is designed to help the Corporation attract, retain, and motivate certain Employees, Consultants, and Non-Employee Directors to make substantial contributions to the success of the Corporation’s business and the businesses of its Subsidiaries. Awards will be granted under the Plan based, among other things, on a participant’s level of responsibility and performance within the Corporation and its Subsidiaries.

1.2   Authorized Plan Awards.   Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, and SARs (including Tandem SARs) may be awarded within the limitations of the Plan herein described; provided, however, that Incentive Stock Options (including Tandem SARs coupled with Incentive Stock Options) may not be granted to Directors or Consultants.

ARTICLE 2.         DEFINITIONS

2.1   “Administrator.”   The Board of Directors or a committee of the Board to which the Board delegates the administration of the Plan as provided herein.

2.2   “Agreement.”   A written or electronic agreement between the Corporation and a Participant evidencing the grant of an Award. A Participant may be issued one or more Agreements from time to time, reflecting one or more Awards.

2.3   “Adoption Date.”   The date on which the Board adopts this Plan, subject to the approval of the Plan by the Corporation’s stockholders.

2.4   “Award.”   The grant of a Stock Option, Restricted Stock, or a SAR.

2.5   “Board.”   The Board of Directors of the Corporation.

2.6   “Change in Control.”   Except as otherwise provided in an Agreement, the first to occur of any of the following events unless, in the case of Clauses (a), (b) and (c), such event is pursuant to a plan or arrangement approved by the Board:

(a)    The Corporation is merged with or into or consolidated with another corporation or other entity under circumstances where (i) the stockholders of the Corporation immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing more than fifty percent (50%) of the voting power of the Corporation or other surviving entity;

(b)   The Corporation is liquidated or sells or otherwise disposes of substantially all of its assets in a single transaction or a series of related transactions;

(c)    Any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) except for any of the Corporation’s employee benefit plans, or any entity holding the Corporation’s voting securities for, or pursuant to, the terms of any such plan (or any trust forming a part thereof) shall become the beneficial owner (within the meaning of Rule 13d-3 under such Act) of forty (40%) percent or more of the Common Stock of the Corporation; or

(d)   During any period of two consecutive years, individuals, who at the beginning of such period, constituted the Board cease for any reason to constitute at least a majority of the Board unless the election, or the nomination for election by the Corporation’s stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

Notwithstanding Clause (c), a Change in Control shall not be deemed to have occurred if a person becomes the beneficial owner, directly or indirectly, of the Corporation’s securities representing forty (40%) percent or more of the combined voting power of the Corporation’s then outstanding securities solely as a result of an acquisition by the Corporation of its voting securities which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such person to forty (40%) percent or more of the combined voting power of the Corporation’s then outstanding securities; provided, however, that if a person becomes a beneficial owner of forty (40%) percent  or more of the combined voting power of the Corporation’s then outstanding securities by reason of share purchases by the Corporation and shall, after such share purchases by the Corporation, become the beneficial owner, directly or indirectly, of any additional voting securities of the Corporation (other than as a result of a stock split, stock dividend or similar transaction), then a Change in Control of the Corporation shall be deemed to have occurred with respect to such person under Clause (c).

2.7   “Code.”   The Internal Revenue Code of 1986, as amended.

2.8   “Common Stock.”   The common stock of the Corporation (par value $.001 per share) as described in the Corporation’s certificate of incorporation, or such other stock as shall be substituted therefor.

2.9   “Consultant.”   A natural person who, or an employee of any entity that, has contracted directly with the Corporation or a Subsidiary to provide bona fide services to the Corporation or a Subsidiary not in connection with the offer or sale of securities in a capital-raising transaction, but who is not an Employee or a Non-Employee Director who is paid only for providing services as a Director.

2.10   “Corporation.”   deCODE genetics, Inc., a Delaware corporation.

2.11   “Disability.”   The meaning given such term in a person’s employment, consulting or other agreement with the Corporation or, in the absence thereof, in any disability insurance policy maintained by the Corporation or a Subsidiary employing or contracting with such person, or in the absence thereof, as defined in Section 22(e)(3) of the Code.

2.12   “Employee.”   Any common law employee of the Corporation or a Subsidiary, including any individual employed through an agreement between the Corporation or a Subsidiary and a professional employer organization; provided, however, that the term “Employee” does not include any individual who renders services pursuant to a written arrangement that expressly provides that the individual is not eligible for participation in the Plan, regardless if such individual is later determined by the Internal Revenue Service or a court of law to be a common law employee.

2.13   “Exchange Act.”   The Securities Exchange Act of 1934, as amended.

2.14   “Fair Market Value.”   As of any date:

(a)    If the Common Stock is listed on an established stock exchange or exchanges (including the Nasdaq Stock Market), the Fair Market Value shall be deemed to be the closing price of the Common Stock on such stock exchange or exchanges on the day before such date. If no sale of Common Stock has been made on any stock exchange on that day, the Fair Market Value shall be deemed to be such closing price for the next preceding day on which a sale occurred.

(b)   If the Common Stock is not listed on an established stock exchange (including the Nasdaq Stock Market), the Fair Market Value shall be the mean between the closing dealer “bid” and “asked” prices for the Common Stock for the day before such date, and if no “bid” and “asked” prices are quoted for the day before such date, the Fair Market Value shall be determined by reference to such prices on the next preceding day on which such prices were quoted.

(c)    In the event that the Common Stock is not traded on an established stock exchange (including the Nadsaq Stock Market) and no closing dealer “bid” and “asked” prices are available on the day before such date, then, subject to the conditions and limitations of Code Section 409A, and the guidance promulgated thereunder, the Fair Market Value will be the price established by the Administrator in good faith.

(d)   In connection with determining the Fair Market Value on any relevant day, the Administrator may use any source deemed reliable; and its determination shall be final and binding on all affected persons, absent clear error.

2.15   “Incentive Stock Option.”   A Stock Option intended to satisfy the requirements of Code Section 422(b).

2.16   “Non-Employee Director.”   A member of the Board or of the board of directors of a Subsidiary who is not an Employee.

2.17   “Nonqualified Stock Option.”   A Stock Option that does not satisfy the requirements of Code Section 422(b).

2.18   “Optionee.”   A Participant who is granted a Stock Option pursuant to the provisions of the Plan.

2.19   “Participant.”   An Employee, Consultant, or Non-Employee Director to whom an Award has been granted and remains outstanding.

2.20   “Performance Criteria.”   Any objective determination of performance as specified by the Administrator in an Award. Performance Criteria may differ from Participant to Participant and from Award to Award. Performance Criteria shall be established by the Administrator prior to the issuance of a Performance Grant.

2.21   “Performance Goal.”   One or more goals established by the Administrator that relate to one or more Performance Criteria with respect to an Award intended to constitute a Performance Grant. A Performance Goal shall relate to such period of time, as may be specified by the Administrator at the time of the awarding of a Performance Grant.

2.22   “Performance Grant.”   An Award, the award, vesting or receipt without restriction of which, is conditioned on the satisfaction of one or more Performance Goals.

2.23   “Plan.”   The deCODE genetics, Inc. 2006 Equity Incentive Plan.

2.24   “Restricted Stock.”   An award of Common Stock pursuant to the provisions of the Plan, which award is subject to such restrictions and other conditions, if any, including achievement of one or more Performance Goals, as may be specified by the Administrator at the time of such award.

2.25   “Reference Value.”   The dollar amount fixed as such at the date of grant of a SAR, which amount shall not be less than the Fair Market Value of the Common Stock on such date.

2.26   “Retirement.”   The termination of employment or service with the Corporation or a Subsidiary of a Participant who is an Employee or a Non-Employee Director following the first day of the month coincident with or next following (i) attainment of age 65, and (ii) the completion of five (5) years service, in the case of an Employee, or three (3) years of service, in the case of a Non-Employee Director.

2.27   “Securities Act.”   The Securities Act of 1933, as amended.

2.28   “SAR.”   A stock appreciation right, which represents the potential right to receive the increase (if any) in the Fair Market Value of a share of Common Stock on the date of the exercise of such right over the Reference Value of such share of Common Stock on the date the right is granted.

2.29   “Stock Option” or “Option.”   A grant of a right to purchase Common Stock pursuant to the provisions of the Plan.

2.30   “Subsidiary.”   A subsidiary corporation, as defined in Code Section 424(f), that is a subsidiary of the Corporation.

2.31   “Tandem SAR.”   A SAR granted in connection with the concurrent grant of an Option, which SAR shall expire to the extent the related Option is exercised and vice versa.

2.32   “Termination or Dismissal For Cause.”   The meaning ascribed to such term or a similar term in a person’s employment, consulting or other agreement with the Corporation, or in the absence thereof

(a)    gross or habitual failure to perform the person’s assigned duties that is not corrected within fifteen (15) days of written notice to such person thereof; or

(b)   misconduct, including, but not limited to: (i) conviction of a crime, or entry of a plea of nolo contendere with regard to a crime, involving moral turpitude or dishonesty, (ii) illegal drug use or alcohol abuse on Corporation premises or at a Corporation sponsored event, (iii) conduct by the person which in the good faith and reasonable determination of the Board demonstrates gross unfitness to serve, (iv) participation in a fraud or act of dishonesty against the Corporation, or (v) intentional, material violation by the person of any contract between the person and the Corporation.

ARTICLE 3.         ADMINISTRATION

3.1   The Administrator.   The Plan shall be administered by the Board or a committee of the Board to which the Board has delegated administration of the Plan. Any such committee shall be composed of two or more members of the Board, all of whom are (a) ”non-employee directors” as such term is defined under the rules and regulations adopted from time to time by the Securities and Exchange Commission pursuant to Section 16(b) of the Exchange Act, and (b) ”outside directors” within the meaning of Code Section 162(m). The Board may from time to time remove members from, or add members to, such committee. Vacancies on such committee, however caused, shall be filled by the Board. The Board may at any time, and from time to time, revest in itself the administration of the Plan.

3.2   Powers of the Administrator.

(a)    The Administrator shall be vested with full authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan. Any determination, decision, or action of the Administrator in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive, and binding upon all Participants and any person claiming under or through a Participant, unless otherwise determined by the Board.

(b)   Subject to the terms, provisions and conditions of the Plan, the Administrator shall have exclusive jurisdiction to:

(i)  determine and select the individuals to be granted Awards (it being understood that more than one Award may be granted to the same person);

(ii)  determine the number of shares subject to each Award;

(iii)  determine the date or dates when the Awards will be granted;

(iv)  determine the exercise price of shares subject to an Option in accordance with Article 6;

(v)  determine the date or dates when an Option may be exercised within the term of the Option specified pursuant to Article 7;

(vi)  determine whether an Option constitutes an Incentive Stock Option or a Nonqualified Stock Option;

(vii)  determine the Reference Value applicable to SARs;

(viii)  determine any Performance Criteria and establish any Performance Goals with respect thereto, to be applied to an Award; and

(ix)  prescribe the form, which shall be consistent with the Plan document, of the Agreement evidencing any Awards granted under the Plan.

3.3   Liability.   No member of the Board or any committee serving as the Administrator shall be liable for any action or determination made in good faith by the Board or the Administrator with respect to this Plan or any Awards granted under this Plan.

3.4   Establishment and Certification of Performance Goals.   The Administrator shall establish, prior to grant, Performance Goals with respect to each Award intended to constitute a Performance Grant. Except as may otherwise be provided in Articles 8 and 11 hereof, no Option or SAR that is intended to constitute a Performance Grant may be exercised until the Performance Goal or Goals applicable thereto is or are satisfied, nor shall any share of Restricted Stock that is intended to constitute a Performance Grant be released to a Participant until the Performance Goal or Goals applicable thereto is or are satisfied.

3.5   Performance Grants Not Mandatory.   Nothing herein shall be construed as requiring that any Award be made a Performance Grant.

ARTICLE 4.         COMMON STOCK SUBJECT TO THE PLAN

4.1   Common Stock Authorized.   The initial total aggregate number of shares of Common Stock for which Awards may be granted under the Plan shall not exceed 4,000,000. The limitation established by the preceding sentence shall also be subject to adjustment as provided in Article 11.

4.2   Shares Available.   The Common Stock to be issued under the Plan shall be the Corporation’s Common Stock which shall be made available at the discretion of the Administrator, either from authorized but unissued Common Stock or from Common Stock acquired by the Corporation, including shares purchased in the open market. In the event that any outstanding Award under the Plan for any reason expires, terminates, or is forfeited, the shares of Common Stock allocable to such expiration, termination, or forfeiture may thereafter again be made subject to an Award under the Plan.

4.3   Use and Replenishment of Authorized Shares.   All Awards shall be charged, on a share-for-share basis, against the shares authorized under Section 4.1; provided, however, that shares subject to a Tandem SAR shall be charged against the authorized shares only once for the overall number of shares subject thereto and not for both the number of shares subject to the Tandem SAR portion of the Award and the number of shares subject to the Option portion of the Award. The provisions of the preceding sentence shall apply whether an exercised SAR is settled in cash or stock, or partly in both. In the event that any outstanding Award under the Plan for any reason expires, terminates, or is forfeited, the shares of Common Stock allocable to such expiration, termination, or forfeiture may thereafter again be made subject to an Award under the Plan; provided, however, shares subject to a Tandem SAR shall be replenished only once for the overall number of shares subject thereto and not for both the number of shares subject to the SAR portion of the Award and the number of shares subject to the Option portion of the Award.

ARTICLE 5.         ELIGIBILITY

5.1   Participation.   The Administrator shall grant awards only to persons who are Employees, Consultants, or Non-Employee Directors.

5.2   Incentive Stock Option Eligibility.   The Administrator may grant Incentive Stock Option Awards only to Employees. Notwithstanding any other provision of the Plan to the contrary, an individual who owns more than ten percent of the total combined voting power of all classes of outstanding stock of the Corporation shall not be eligible for the grant of an Incentive Stock Option, unless the special requirements set forth in Sections 6.1 and 7.1 are satisfied. For purposes of this section, in determining stock ownership, an individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries. “Outstanding stock” shall include all stock actually issued and outstanding immediately before the grant of the Option. “Outstanding stock” shall not include shares authorized for issue under outstanding Options held by the Optionee or by any other person.

ARTICLE 6.         STOCK OPTIONS IN GENERAL

6.1   Exercise Price.   The exercise price of an Option to purchase a share of Common Stock shall be, in the case of an Incentive Stock Option, not less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted, except that the exercise price shall be not less than 110% of such Fair Market Value in the case of an Incentive Stock Option granted to any individual described in the second sentence of Section 5.2. The exercise price of an Option to purchase a share of Common Stock shall be, in the case of a Nonqualified Stock Option, not less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. In no event shall the exercise price of an Option be less than the fair market value (as determined under Code Section 409A and the guidance promulgated thereunder) on the date of grant. The exercise price shall be subject to adjustment pursuant to the limited circumstances set forth in Article 11.

6.2   Limitation on Incentive Stock Options.   The aggregate Fair Market Value (determined as of the date an Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual in any calendar year (under the Plan and any other plan maintained by the Corporation or a Subsidiary) shall not exceed $100,000.

6.3   Limitation on Option Awards.   Awards of Options under this Plan (and any other plan of the Corporation or a Subsidiary providing for stock option awards) to any individual Employee shall not exceed, in the aggregate, Options to acquire 1,000,000 shares of Common Stock during any period of 12 consecutive months. Such limitation shall be subject to adjustment in the manner described in Article 11. The limitation in this section shall not include Options that are granted as a part of Tandem SARs. This limitation shall be construed and applied consistently with Section 162(m) of the Code.

6.4   Transferability of Options.

(a)    Except as provided in Subsection (b), an Option granted hereunder shall not be transferable other than by will or the laws of descent and distribution, and such Option shall be exercisable, during the Optionee’s lifetime, only by such Optionee.

(b)   An Optionee may, with the prior approval of the Administrator, transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Optionee’s “immediate family” (including a trust, partnership, or limited liability company or other entity for the benefit of the Optionee and/or one or more of such members to the extent that a registration statement on Form S-8 may be used for the exercise of an Option by such entity), subject to such limits as the Administrator may impose, and the transferee shall remain subject to all terms and conditions applicable to the Option prior to its transfer. The term “immediate family” shall mean an Optionee’s spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers, grandchildren and any other family member as to whom a registration statement on Form S-8 may be used for the exercise of an Option.

ARTICLE 7.         TERM, VESTING AND EXERCISE OF OPTIONS

7.1   Term and Vesting.   Each Option granted under the Plan shall terminate on the date determined by the Administrator, and specified in the Agreement; provided, however, that (i) each intended Incentive Stock Option granted to an individual described in the second sentence of Section 5.2 shall terminate not later than five years after the date of the grant, (ii) each other intended Incentive Stock Option shall terminate not later than ten years after the date of grant, and (iii) each Option granted under the Plan which is intended to be a Nonqualified Stock Option shall terminate not later than ten years after the date of grant. Each Option granted under the Plan shall become exercisable (i.e., vested) only after the earlier of the date(s) (i) determined by the Administrator and specified in an Agreement, including a date that may be tied to the satisfaction of one or more Performance Goals); and (ii) if provided in an Agreement, the Optionee’s death, disability or Retirement. Except as provided in Article 8, an Option may be exercised only during the continuance of the Optionee’s employment or service with the Corporation or a Subsidiary.

7.2   Exercise.

(a)    A person electing to exercise an Option shall give notice to the Corporation of such election and of the number of shares he or she has elected to purchase and shall at the time of exercise tender the full exercise price of the shares he or she has elected to purchase. The exercise notice shall be delivered to the Corporation in person, by certified mail, or by such other method (including electronic transmission) and in such form as determined by the Administrator. The exercise price shall be paid in full, in cash, upon the exercise of the Option; provided, however, that in lieu of cash, unless the Administrator otherwise provides prior to exercise, an Optionee may exercise an Option by tendering to the Corporation shares of Common Stock owned by him or her and having a Fair Market Value equal to the cash exercise price applicable to the Option (with the Fair Market Value of such stock to be determined in the manner provided in Section 6.3) or by delivering such combination of cash and such shares as the Administrator in its sole discretion may approve; further provided, however, that no such manner of exercise shall be permitted if such exercise would violate Section 402 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, Common Stock acquired pursuant to the exercise of an Incentive Stock Option may not be tendered as payment unless the holding period requirements of Code Section 422(a)(1) have been satisfied, and Common Stock not acquired pursuant to the exercise of an Incentive Stock Option may not be tendered as payment unless it has been held, beneficially and of record, for at least six months (or such longer time as may be required by applicable securities law or accounting principles to avoid adverse consequences to the Corporation, a Subsidiary, or a Participant). If the Administrator so provides, the exercise price may be paid in any other form permitted by applicable law.

(b)   A person holding more than one Option at any relevant time may, in accordance with the provisions of the Plan, elect to exercise such Options in any order.

(c)    Unless the Administrator otherwise provides, at the request of the Participant and to the extent permitted by applicable law, the Participant may pay the exercise price by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon the exercise of an Option and to remit to the Corporation a sufficient portion of the sales proceeds to pay the entire exercise price and any tax withholding required as a result of such exercise.

ARTICLE 8.         EXERCISE OF OPTIONS FOLLOWING TERMINATION
OF EMPLOYMENT OR SERVICE

8.1   Retirement; Other Termination by Corporation or Subsidiary.   In the event of an Optionee’s termination of employment or Optionee’s termination of service as a Non-Employee Director (i) due to Retirement or (ii) by the Corporation or a Subsidiary other than Termination for Cause, such Optionee’s Option shall lapse at the earlier of the expiration of the term of such Option or, unless otherwise determined by the Administrator:

(a)    in the case of an Incentive Stock Option, three months from the date of such termination of employment; and

(b)   in the case of a Nonqualified Stock Option, one year from the date of such termination of employment or service.

8.2   Death or Total Disability.   In the event of an Optionee’s termination of service due to death or Disability, such Optionee’s Option shall lapse at the earlier of the expiration of the term of such Option or, unless otherwise determined by the Administrator:

(a)    in the case of termination of employment or service due to death, eighteen (18) months from the date of termination of such employment or service; and

(b)   in the case of termination of employment or service due to Disability, one year from the date of such termination of employment or service.

8.3   Termination or Dismissal For Cause; Other Termination by Optionee.   In the event of an Optionee’s Termination or Dismissal For Cause, or in the event of termination of employment or service with the Corporation or a Subsidiary at the election of an Optionee, such Optionee’s Option shall lapse three months from the date of such termination of employment or service unless otherwise determined by the Administrator.

8.4   Special Termination Provisions for Options.

(a)    In the event that an Optionee’s employment or service with the Corporation or a Subsidiary is terminated and the Administrator deems it equitable to do so, the Administrator may, in its discretion, waive any continuous service requirement for vesting (but not any Performance Goals) specified in an Agreement pursuant to Section 7.1 and permit exercise of an Option held by such Optionee prior to the satisfaction of such continuous service requirement. Any such waiver may be made with retroactive effect, provided it is made within 60 days following the Optionee’s termination of employment or service.

(b)   Notwithstanding any waiver by the Administrator of the continuous service requirement with respect to an Option as set forth in Section 8.4(a) above and the circumstance of an Optionee’s termination of employment or service with the Corporation or a Subsidiary is described in Sections 8.1 or 8.2, such Option shall lapse as otherwise provided in the relevant section.

(c)    Notwithstanding anything to the contrary contained herein, following termination of an Optionee’s employment or service with the Corporation, any Option that remains exercisable shall terminate immediately if the Optionee disparages the Corporation or violates the terms of any non-competition or other agreement then in effect between the Optionee and the Corporation, in each case as reasonably determined by the Administrator.

ARTICLE 9.         RESTRICTED STOCK

9.1   In General.   Each Restricted Stock Award shall be subject to such terms and conditions as may be specified in the Agreement issued to a Participant to evidence the grant of such Award. Restricted

Stock may be issued to a Participant for no payment by the Participant or for such payment, including payment below the Fair Market Value of the Restricted Stock on the date of grant, as the Administrator may determine.

9.2   Minimum Vesting Period for Certain Restricted Stock Awards.   Each Restricted Stock Award granted to a Participant shall become free of restriction (i.e., become vested) at such times or upon such events (including, without limitation, the satisfaction of one or more Performance Goals) as determined by the Administrator and specified in an Agreement.

9.3   Waiver of Vesting Period for Certain Restricted Stock Awards.   In the event that a Participant’s employment or service with the Corporation or a Subsidiary is terminated and the Administrator deems it equitable to do so, the Administrator may, in its discretion waive any minimum vesting period (but not the satisfaction of any Performance Goals) with respect to a Restricted Stock Award held by such Participant. Any such waiver may be made with retroactive effect, provided it is made within 60 days following such termination of employment or service.

9.4   Issuance and Retention of Share Certificates By Corporation.   One or more share certificates shall be issued upon the grant of a Restricted Stock Award; but, until such time as the Restricted Stock shall vest or otherwise become distributable by reason of satisfaction of one or more Performance Goals, the Corporation shall retain such share certificates. In lieu of the foregoing, the Corporation may instruct its transfer agent to make a book entry record showing ownership of the Restricted Stock in the name of the Participant subject to the terms and conditions of the Plan and the applicable Agreement.

9.5   Stock Powers.   At the time of the grant of a Restricted Stock Award, the Participant to whom the grant is made shall deliver such stock powers, endorsed in blank, as may be requested by the Corporation.

9.6   Release of Shares.   Within 30 days following the date on which a Participant becomes entitled under an Agreement to receive shares of previously Restricted Stock, the Corporation shall deliver to him or her a certificate evidencing the ownership of such shares or, at the request of the Participant, shall arrange for a transfer of the previously Restricted Stock in book entry form to a brokerage account designated by the Participant.

9.7   Forfeiture of Restricted Stock Awards.   In the event of the forfeiture of a Restricted Stock Award, by reason of a Participant’s termination of employment or service with the Corporation or a Subsidiary prior to vesting, the failure to achieve a Performance Goal or otherwise, the Corporation shall take such steps as may be necessary to cancel the affected shares and return the same to its treasury.

9.8   Assignment, Transfer, Etc. of Restricted Stock Rights.   The potential rights of a Participant to shares of Restricted Stock may not be assigned, transferred, sold, pledged, hypothecated, or otherwise encumbered or disposed of until such time as unrestricted certificates for such shares are received by him or her or a book entry transfer is made to the Participant’s brokerage account unless otherwise determined by the Administrator.

ARTICLE 10.       STOCK APPRECIATION RIGHTS

10.1   In General.   SARs shall be subject to such terms and conditions as may be specified in the Agreement issued to the Participant to evidence the grant of such an Award; provided, however, that in no event shall the Reference Value of a SAR be less than the Fair Market Value  on the date of grant.

10.2   Term, Vesting and Exercise Following Termination.   SARs shall be subject to the Plan’s term and vesting rules, and the rules for exercise following termination of service, applicable to Nonqualified Stock Options; provided, however, that in the case of a Tandem SAR, such SAR shall be subject to the same term and vesting rules, and the rules for exercise following termination of service, applicable to its related Option.

10.3   Exercise Procedures and Payment.   SARs shall be subject to such exercise procedures as may be established by the Administrator in the relevant Agreement. Payment required upon the exercise of a SAR shall be made within 30 days of exercise and may be made in cash, stock, or partly in both, as specified by the Administrator in the relevant Agreement or otherwise.

10.4   Certain Additional Provisions and Conditions.   The Agreement evidencing the grant of any Tandem SAR under the Plan shall contain such additional provisions and conditions as may be necessary to comply with any applicable securities law and exchange-related requirements and, in the case of a Tandem SAR that includes an intended Incentive Stock Option, such provisions and conditions as may be necessary to qualify the Option as such.

10.5   Assignment, Transfer, Etc. of SARs.   The rights of a Participant under a SAR shall not be transferable other than by will or the laws of descent and distribution and such SAR shall be exercisable, during the Participant’s lifetime, only by him or her, provided, however, that a Tandem SAR shall be transferable to the same extent as the related Stock Option.

10.6   Limitation on SAR Awards.   Awards of SARs under this Plan (and any other plan of the Corporation or a Subsidiary providing for SAR awards) to any individual Employee shall not exceed, in the aggregate, SARs for 1,000,000 shares of Common Stock during any period of 12 consecutive months. Such limitation shall be subject to adjustment in the manner described in Article 11. This limitation shall be construed and applied consistently with Section 162(m) of the Code.

ARTICLE 11.       ADJUSTMENT PROVISIONS

11.1   Share Adjustments.

(a)    In the event that the shares of Common Stock of the Corporation, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or any other entity, or if the number of such shares of Common Stock shall be changed through the payment of a stock dividend, stock split or reverse stock split, then (i) the shares of Common Stock authorized hereunder to be made the subject of Awards, (ii) the shares of Common Stock then subject to outstanding Awards and the exercise price thereof (where relevant), (iii) the maximum number of Awards that may be granted within a 12-month period and (iv) the nature and terms of the shares of stock or securities subject to Awards hereunder shall be increased, decreased or otherwise changed to such extent and in such manner as may be necessary or appropriate to reflect any of the foregoing events.

(b)   If there shall be any other change in the number or kind of the outstanding shares of the Common Stock of the Corporation, or of any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, and if a Administrator shall, in its sole discretion, determine that such change equitably requires an adjustment in any Award which was theretofore granted or which may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

(c)    The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

11.2   Corporate Changes.   A liquidation or dissolution of the Corporation, a merger or consolidation in which the Corporation is not the surviving entity or a sale of all or substantially all of the Corporation’s assets in a single transaction or series of related transactions shall cause each outstanding Award to terminate, except to the extent that another corporation or other entity may and does, in the transaction, assume and continue the Award, substitute its own awards, or otherwise makes provision for the payment of appropriate value therefor.

11.3   Fractional Shares.   Fractional shares resulting from any adjustment in Awards pursuant to this Article may be settled, as the Administrator shall determine.

11.4   Binding Determination.   To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding, and conclusive. The Corporation shall give notice of any adjustment to each holder of an Award that has been so adjusted.

ARTICLE 12.       GENERAL PROVISIONS

12.1   Effective Date.   The Plan shall become effective the Adoption Date, provided that stockholder approval is obtained within 12 months of the adoption of the Plan by the Board.

12.2   Termination of the Plan.   Unless previously terminated by the Board, the Plan shall terminate on, and the Administrator shall grant no Award after the day immediately preceding the tenth anniversary of the Adoption Date.

12.3   Limitation on Termination, Amendment, Modification, or Suspension.

(a)    The Board may at any time terminate, amend, modify, or suspend the Plan, provided that, without the approval of the stockholders of the Corporation, no amendment or modification shall be made solely by the Board which:

(i)    increases the maximum number of shares of Common Stock as to which Awards may be granted under the Plan (except as provided in Section 11.1);

(ii)   changes the class of eligible Participants; or

(iii)  otherwise requires the approval of stockholders under applicable federal or state law or the requirements of any securities exchange on which the securities of the Corporation are then listed to avoid potential liability or adverse consequences to the Corporation or a Participant.

(b)   No termination, amendment, modification, or suspension of the Plan shall in any manner affect any Award theretofore granted under the Plan without the consent of the Participant or any person validly claiming under or through the Participant.

12.4   No Right to Grant of Award or Continued Service.   Nothing contained in this Plan or otherwise shall be construed to (a) require the grant of an Award to an individual who meets the eligibility criteria set forth in Article 5, or (b) confer upon a Participant any right to continue in the employment or service with the Corporation or any Subsidiary or limit in any respect the right of the Corporation or of any Subsidiary to terminate the Participant’s employment or service with the Corporation or Subsidiary at any time and for any reason.

12.5   No Obligation.   No exercise of discretion under this Plan with respect to an event or person shall create an obligation to exercise such discretion in any similar or same circumstance, except as otherwise provided or required by law.

12.6   Code Section 409A.   This Plan is intended to be exempt from the provisions of Code Section 409A by reason of not being deemed a “nonqualified deferred compensation plan” within the meaning of Code Section 409A(d)(1). Each of the provisions of this Plan document, however, are qualified by reference to provisions of Code Section 409A, and the guidance promulgated thereunder, to the extent such section applies to this Plan. Notwithstanding anything herein to the contrary, if Code Section 409A is applicable, the exercise of any discretionary authority and the implementation or carrying out of each other provision of the Plan shall be conditioned upon the conditions and limitations of Code Section 409A and compliance with its specific terms, as the same may have been interpreted by regulatory, case law, or other governing authority. Further, if this Plan or any Option or SAR granted hereunder is, or shall become subject to the provisions of Code Section 409A, the Administrator may, without any action or consent by the holder of the Option or SAR, amend the applicable Agreement to add such provisions as may be necessary so that such Option or SAR will comply with the requirements of Code Section 409A, including, without limitation, a requirement that any Common Stock to be issued upon the exercise of the Option or SAR in a year following the year in which such Option or SAR vests must be issued in accordance with a fixed pre-determined schedule. If the Administrator does not so amend an Agreement, each such affected Option or SAR shall be deemed exercised on the date it vests, or the date the Plan or such Option or SAR, as applicable, becomes subject to Code Section 409A; provided, however, that if an Optionee is unable to deliver the exercise price and required withholding taxes to the Corporation with respect to an affected Option, such Optionee shall be paid in one lump sum as soon as practicable, to the extent permitted by tax, corporate, securities, and any other relevant laws, (a) the excess (if any) of the Fair Market Value of the Option or SAR at the relevant time over the exercise price, less (b) the required tax withholdings.

12.7   Special Rules of Interpretation for Participants Who are not Employees.   In the case of a Participant who is not an Employee on the date on which an Award is made, (a) all references herein to “termination of employment or service” (or words to that effect) shall be construed as references to termination of the working or consulting relationship with the Corporation or Subsidiary, as the case may be and (b) this Plan shall otherwise be construed, as appropriate, to take into account that such Participant is or was not an Employee on the date of grant of an Award.

12.8   Change in Control.   The Administrator shall have the power to specify in the applicable Agreement, or otherwise provide by resolution prior to a Change in Control or the occurrence of any other event described in Section 11.2,  (i) that all or a portion of the outstanding Awards shall vest, become immediately exercisable or payable and have all restrictions lifted upon, or immediately prior to, a Change in Control or such other event and (ii) that following a Change in Control, all or a portion of any Awards not terminated pursuant to Section 11.2 shall be exercisable for the full term thereof notwithstanding any termination of employment or services as a Non-Employee Director by the Award holder.

12.9   Miscellaneous Rules of Construction.   The transfer of an Employee between the Corporation and any of its Subsidiaries, without more, shall not be deemed a termination of the employment relationship for purposes of this Plan. The change in status of a Participant from an Employee to a Consultant and vice versa shall not constitute a termination of employment or service for purposes of this Plan (except with respect to the eligibility requirements to receive an Incentive Stock Options as set forth in Section 5.2).

12.10   Withholding Taxes.

(a)    Subject to the provisions of Subsection (b), the Corporation will require, where sufficient funds are not otherwise available, that a Participant who is an Employee pay or reimburse to it any withholding taxes when withholding is required by law.

(b)   Unless the Administrator otherwise provides, a Participant who is an Employee may satisfy the withholding obligation described in Subsection (a), in whole or in part, by electing to have the Corporation withhold shares of Common Stock (otherwise issuable to him or her) having a Fair Market Value equal to the amount required to be withheld. An election by a Participant who is an

Employee to have shares withheld for this purpose shall be subject to such conditions as may then be imposed thereon by any applicable securities law.

12.11   Listing and Registration of Shares.

(a)    No Option or SAR granted pursuant to the Plan shall be exercisable in whole or in part, and no share certificate shall be delivered, if at any relevant time the Administrator determines in its discretion that the listing, registration, or qualification of the shares of Common Stock subject to an Award on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, such Award, until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Administrator.

(b)   If a registration statement under the Securities Act with respect to the shares issuable under the Plan is not in effect at any relevant time, as a condition of the issuance of the shares, a Participant (or any person claiming through a Participant) shall give the Administrator a written or electronic statement, satisfactory in form and substance to the Administrator, that he or she is acquiring the shares for his or her own account for investment and not with a view to their distribution. The Corporation may place upon any stock certificate for shares issued under the Plan the following legend or such other legend as the Administrator may prescribe to prevent disposition of the shares in violation of the Securities Act or other applicable law:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (“ACT”) AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR THE CORPORATION THAT REGISTRATION IS NOT REQUIRED.”

12.12   Gender; Number.   Words of one gender, wherever used herein, shall be construed to include each other gender, as the context requires. Words used herein in the singular form shall include the plural form, as the context requires, and vice versa.

12.13   Applicable Law.   Except to the extent preempted by federal law, this Plan document, and the Agreements issued pursuant hereto, shall be construed, administered, and enforced in accordance with the domestic internal law of the State of Delaware.

12.14   Headings.   The headings of the several Articles and Sections of this Plan document have been inserted for convenience of reference only and shall not be used in the construction of the same.

☐                                                         ▼ DETACH PROXY CARD HERE ▼
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Please sign, date and return	☒
this proxy card in the	Votes must be indicated
enclosed postage prepaid	(x) in Black or Blue ink.
envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

							FOR	AGAINST	ABSTAIN
1.	Election of Directors.				3.	Approval of the deCODE genetics, Inc. 2006 Equity Incentive Plan.	☐	☐	☐
	FOR all nominees listed below	☐	WITHHOLD AUTHORITY ☐ to vote for all nominees listed below	*EXCEPTIONS ☐

Nominee: Class II—J. Neal Armstrong and James R. Beery

INSTRUCTIONS: To withhold authority to vote for one of the nominees, mark					I/WE PLAN TO ATTEND THE MEETING	☐
the “Exceptions” box and write the nominee’s name in the space provided below.					To change your address, please mark this box.	☐
Indicate your preference by marking only one box above.)					To include any comments, please mark this box.	☐
* Exceptions
2.	Ratification of the appointment of Deloitte & Touche LLP	FOR	AGAINST	ABSTAIN
	to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2006.	☐	☐	☐
SCAN LINE

NOTE: Please date and sign this proxy card exactly as your name appears hereon. In the case of joint owners, each joint owner should sign. When signing in a fiduciary or representative capacity, please give your full title. If this proxy card is submitted by a corporation or partnership, it should be executed in the full corporate or partnership name by a duly authorized person.

					Date Share Owner sign here	Co-Owner sign here

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deCODE genetics, Inc.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
2006 ANNUAL MEETING OF STOCKHOLDERS—May 9, 2006

The undersigned hereby appoints Kári Stefánsson and Tanya Zharov, and each of them, with full power of substitution, for and in the name of the undersigned, to vote all shares of common stock, par value U.S. $.001 per share, of deCODE genetics, Inc. a Delaware corporation (the “Company”), that the undersigned would be entitled to vote if personally present at the 2006 Annual Meeting of Stockholders, to be held at the offices of deCODE genetics, Inc., 2501 Davey Road, Woodridge, IL on Tuesday, May 9, 2006 at 10:00 A.M. local time and at any adjournment or postponement thereof, upon the matters described in the Notice of Annual Meeting and Proxy Statement dated April 7, 2006, receipt of which is hereby acknowledged, subject to any direction indicated on the reverse side of this card and upon any other business that may properly come before the meeting or any adjournment thereof, hereby revoking any proxy heretofore executed by the undersigned to vote at said meeting.

This proxy is being solicited by the Board of Directors of deCODE genetics, Inc. THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3, AND, WITH RESPECT TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE.

(CONTINUED AND TO BE MARKED, DATED AND SIGNED ON REVERSE SIDE)